                                                                    EXHIBIT 4.1

                   =========================================

                            OXFORD AUTOMOTIVE, INC.,
                                   as Company,


                     THE SUBSIDIARY GUARANTORS named herein

                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   as Trustee




                                   $90,000,000

              10 1/8% Senior Subordinated Notes Due 2007, Series C

                                  $250,000,000

              10 1/8% Senior Subordinated Notes Due 2007, Series D


                              --------------------

                                    INDENTURE

                          Dated as of December 1, 1998


                              --------------------



                   =========================================

                              CROSS-REFERENCE TABLE

TIA Section                                                                         Indenture Section
-----------                                                                         -----------------
310(a)(1).......................................................................           7.9; 7.10
      (a)(2)....................................................................                7.10
      (a)(3)....................................................................                N.A.
      (a)(4)....................................................................                N.A.
      (b).......................................................................           7.8; 7.10
      (c).......................................................................                N.A.
311(a)..........................................................................                7.11
      (b).......................................................................                7.11
312(a)..........................................................................                 2.5
      (b).......................................................................           2.5; 13.3
      (c).......................................................................                13.3
313(a)..........................................................................                 7.6
      (b)(1)....................................................................                 7.6
      (b)(2)....................................................................                N.A.
      (c).......................................................................                13.2
      (d).......................................................................                 7.6
314(a) .........................................................................     4.2; 4.10; 13.2
      (b).......................................................................                N.A.
      (c)(1)....................................................................                13.4
      (c)(2)....................................................................                13.4
      (c)(3)....................................................................                N.A.
      (d).......................................................................                N.A.
      (e).......................................................................                13.5
      (f).......................................................................                4.10
315(a)..........................................................................                 7.1
      (b).......................................................................           7.5; 13.2
      (c).......................................................................                 7.1
      (d).......................................................................                 7.1
      (e).......................................................................                6.11
316(a)(last sentence)...........................................................                13.6
      (a)(1)(A).................................................................                 6.5
      (a)(1)(B).................................................................                 6.4
      (a)(2)....................................................................                N.A.
      (b).......................................................................                 6.7
317(a)(1).......................................................................                 6.9
      (a)(2)....................................................................                 6.9
      (b).......................................................................                 2.4
318(a)..........................................................................                13.1

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.1.    Definitions...........................................................................1
SECTION 1.2.    Other Definitions....................................................................24
SECTION 1.3.    Incorporation by Reference Of Trust Indenture Act....................................25
SECTION 1.4.    Rules of Construction................................................................25

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.1.    Form and Dating 26...................................................................26
SECTION 2.2.    Execution and Authentication.........................................................27
SECTION 2.3.    Registrar and Paying Agent...........................................................28
SECTION 2.4.    Paying Agent To Hold Money in Trust..................................................28
SECTION 2.5.    Securityholder Lists.................................................................29
SECTION 2.6.    Transfer and Exchange................................................................29
SECTION 2.7.    Replacement Securities...............................................................32
SECTION 2.8.    Outstanding Securities...............................................................33
SECTION 2.9.    Temporary Securities.................................................................33
SECTION 2.10.   Cancellation.........................................................................34
SECTION 2.11.   Defaulted Interest...................................................................34
SECTION 2.12.   CUSIP Numbers........................................................................34
SECTION 2.13.   Restrictive Legends..................................................................34
SECTION 2.14.   Special Transfer Provisions..........................................................37

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.1.    Optional Redemption..................................................................40
SECTION 3.2.    Notices to Trustee...................................................................41
SECTION 3.3.    Selection of Securities To Be Redeemed...............................................41
SECTION 3.4.    Notice of Redemption.................................................................41
SECTION 3.5.    Effect of Notice of Redemption.......................................................42
SECTION 3.6.    Deposit of Redemption Price..........................................................43
SECTION 3.7.    Securities Redeemed in Part..........................................................43

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.1.    Payment of Securities................................................................43
SECTION 4.2.    SEC Reports..........................................................................44
SECTION 4.3.    Limitation on Indebtedness...........................................................44
SECTION 4.4.    Limitation on Restricted Payments....................................................47
SECTION 4.5.    Limitation on Restrictions on Distributions from
                               Restricted Subsidiaries...............................................50
SECTION 4.6.    Limitation on Sales of Assets and Subsidiary Stock...................................51
SECTION 4.7.    Limitation on Affiliate Transactions.................................................55
SECTION 4.8.    Change of Control....................................................................57
SECTION 4.9.    Compliance Certificate...............................................................58
SECTION 4.10.   Further Instruments and Acts.........................................................58
SECTION 4.11.   Limitation on Liens..................................................................59
SECTION 4.12.   Limitation on Issuance or Sale of Capital Stock of
                               Restricted Subsidiaries...............................................59
SECTION 4.13.   Payment of Taxes and Other Claims....................................................60
SECTION 4.14.   Future Guarantors....................................................................60
SECTION 4.15.   Maintenance of Office or Agency......................................................60
SECTION 4.16.   Corporate Existence..................................................................61

                                    ARTICLE 5

                                SUCCESSOR COMPANY

SECTION 5.1.    Merger, Consolidation and Sale of Assets.............................................61

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.1.    Events of Default....................................................................63
SECTION 6.2.    Acceleration.........................................................................66
SECTION 6.3.    Other Remedies.......................................................................66
SECTION 6.4.    Waiver of Past Defaults..............................................................66
SECTION 6.5.    Control by Majority..................................................................67
SECTION 6.6.    Limitation on Suits..................................................................67
SECTION 6.7.    Rights of Holders to Receive Payment.................................................68
SECTION 6.8.    Collection Suit by Trustee...........................................................68
SECTION 6.9.    Trustee May File Proofs of Claim.....................................................68
SECTION 6.10.   Priorities...........................................................................68

SECTION 6.11.   Undertaking for Costs................................................................69
SECTION 6.12.   Waiver of Stay or Extension Laws.....................................................69

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.1.    Duties of Trustee....................................................................70
SECTION 7.2.    Rights of Trustee....................................................................71
SECTION 7.3.    Individual Rights of Trustee.........................................................72
SECTION 7.4.    Trustee's Disclaimer.................................................................72
SECTION 7.5.    Notice of Defaults...................................................................73
SECTION 7.6.    Reports by Trustee to Holders........................................................73
SECTION 7.7.    Compensation and Indemnity...........................................................73
SECTION 7.8.    Replacement of Trustee...............................................................74
SECTION 7.9.    Successor Trustee by Merger..........................................................75
SECTION 7.10.   Eligibility; Disqualification........................................................76
SECTION 7.11.   Preferential Collection of Claims Against Company....................................76

                                    ARTICLE 8

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.1.    Discharge of Liability on Securities; Defeasance.....................................77
SECTION 8.2.    Conditions to Defeasance.............................................................78
SECTION 8.3.    Application of Trust Money...........................................................80
SECTION 8.4.    Repayment to Company.................................................................80
SECTION 8.5.    Indemnity for Government Obligations.................................................80
SECTION 8.6.    Reinstatement........................................................................80

                                    ARTICLE 9

                                   AMENDMENTS

SECTION 9.1.    Without Consent of Holders...........................................................81
SECTION 9.2.    With Consent of Holders..............................................................82
SECTION 9.3.    Compliance with Trust Indenture Act..................................................83
SECTION 9.4.    Revocation and Effect of Consents and Waivers........................................83
SECTION 9.5.    Notation on or Exchange of Securities................................................84
SECTION 9.6.    Trustee to Sign Amendments...........................................................84

                                   ARTICLE 10

                         SUBORDINATION OF THE SECURITIES

SECTION 10.1.   Agreement To Subordinate.............................................................84
SECTION 10.2.   Liquidation; Dissolution; Bankruptcy.................................................85
SECTION 10.3.   Default on Senior Indebtedness.......................................................87
SECTION 10.4.   Payment of Subordinated Debt Permitted if No Default.................................89
SECTION 10.5.   When Subordinated Debt Must Be Paid Over.............................................89
SECTION 10.6.   Notices by the Company...............................................................89
SECTION 10.7.   Subrogation..........................................................................89
SECTION 10.8.   Relative Rights......................................................................90
SECTION 10.9.   Subordination May Not Be Impaired by the Company.....................................90
SECTION 10.10.  Distribution of Notice to Representative.............................................91
SECTION 10.11.  Rights of Trustee and Paying Agent...................................................91
SECTION 10.12.  Consent of Holders of Specified Senior Indebtedness..................................92
SECTION 10.13.  Contractual Subordination............................................................92

                                   ARTICLE 11

                              SUBSIDIARY GUARANTIES

SECTION 11.1.   Guaranties...........................................................................92
SECTION 11.2.   Limitation on Liability..............................................................95
SECTION 11.3.   Successors and Assigns...............................................................95
SECTION 11.4.   No Waiver............................................................................95
SECTION 11.5.   Modification.........................................................................96
SECTION 11.6.   Release of Subsidiary Guarantor......................................................96
SECTION 11.7.   Execution of Supplemental Indenture for Future Subsidiary Guarantors.................96

                                   ARTICLE 12

                     SUBORDINATION OF SUBSIDIARY GUARANTIES

SECTION 12.1.   Agreement to Subordinate.............................................................97
SECTION 12.2.   Liquidation; Dissolution; Bankruptcy.................................................98
SECTION 12.3.   Default on Subsidiary Guarantor Senior Indebtedness..................................99
SECTION 12.4.   Payments of Subordinated Debt Permitted if No Default...............................101
SECTION 12.5.   When Subordinated Debt Must Be Paid Over............................................101
SECTION 12.6.   Notices by a Subsidiary Guarantor...................................................101
SECTION 12.7.   Subrogation.........................................................................102
SECTION 12.8.   Relative Rights.....................................................................102
SECTION 12.9.   Subordination May Not Be Impaired by the Subsidiary Guarantor.......................102

SECTION 12.10.  Distribution or Notice to Representative............................................103
SECTION 12.11.  Rights of Trustee and Paying Agent..................................................103
SECTION 12.12.  Consent of Holders of Senior Indebtedness...........................................104
SECTION 12.13.  Contractual Subordination...........................................................104

                                   ARTICLE 13

                                  MISCELLANEOUS

SECTION 13.1.   Trust Indenture Act Controls........................................................104
SECTION 13.2.   Notices.............................................................................105
SECTION 13.3.   Communication by Holders with Other Holders.........................................106
SECTION 13.4.   Certificate and Opinion as to Conditions Precedent..................................106
SECTION 13.5.   Statements Required in Certificate or Opinion.......................................106
SECTION 13.6.   When Securities Disregarded.........................................................107
SECTION 13.7.   Rules by Trustee, Paying Agent and Registrar........................................107
SECTION 13.8.   Legal Holidays......................................................................107
SECTION 13.9.   Governing Law.......................................................................107
SECTION 13.10.  No Recourse Against Others..........................................................108
SECTION 13.11.  Successors..........................................................................108
SECTION 13.12.  Multiple Originals..................................................................108
SECTION 13.13.  Table of Contents; Headings.........................................................108
SECTION 13.14.  Severability Clause.................................................................108
Signatures..........................................................................................100
Exhibit A - Form of Security........................................................................A-1
Exhibit B - Form of Exchange Security...............................................................B-1
Exhibit C - Form of Certificate To Be Delivered in Connection with
                  Transfers to Non-QIB Accredited Investors.........................................C-1
Exhibit D - Form of Certificate To Be Delivered in Connection with
                  Transfers Pursuant to Regulation S................................................D-1
Exhibit E - Form of Guarantee.......................................................................E-1

Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                  INDENTURE dated as of December 1, 1998, between OXFORD, AUTOMOTIVE INC., a Michigan corporation (the "Company"), certain of the Company's subsidiaries signatory hereto (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 10 1/8% Senior Subordinated Notes Due 2007, Series C and the Company's 10 1/8% Senior Subordinated Notes due 2007, Series D to be issued in exchange for (i) the Initial Securities (as defined herein) and (ii) the Series A/B Securities (as defined herein) pursuant to the Registration Agreement (as defined herein):

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1. Definitions.

                  "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) in a Related Business; or (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; provided, however, that any such Restricted Subsidiary is primarily engaged in a Related Business.

                  "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the provisions described under Sections 4.4, 4.6 and 4.7 only, "Affiliate" shall also mean any beneficial owner of Capital Stock representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares and, to the extent required by local ownership laws in foreign countries, shares owned by foreign shareholders), (ii) all or substantially all the assets of any division, business segment or comparable line of business of the Company or any Restricted Subsidiary or (iii) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary. Notwithstanding the foregoing, the term "Asset Disposition" shall not include (x) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Wholly Owned Subsidiary, (y) for purposes of Section 4.6, a disposition that constitutes a Permitted Investment or a Restricted Payment permitted by Section 4.4, and (z) a disposition of assets having a fair market value of less than $1 million.

                  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

                  "Bank Credit Agreements" means the Senior Credit Facility and any other bank credit agreement or similar facility entered into in the future by the Company or any Restricted Subsidiary as any of the same may be amended, waived, modified, Refinanced or replaced from time to time (except to the extent that any such amendment, waiver, modification, replacement or Refinancing would be prohibited by the terms of this Indenture).

                  "Bank Indebtedness" means any and all present and future amounts payable under or in respect of the Bank Credit Agreements, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, Guarantees and all other amounts and other Obligations payable thereunder or in respect thereof at any time.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Business Day" means each day which is not a Legal Holiday.

                  "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Change of Control" means the occurrence of any of the following events:

                  (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (i) such person or group shall be deemed to have "beneficial ownership" of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total voting power of the Voting Stock of the Company; provided, however, that such event shall not be deemed to be a Change of Control so long as the Permitted Holders beneficially own, directly or indirectly, in the aggregate a greater percentage of the total voting power of the Voting Stock of the Company than such other person or group;

                  (ii) after the first public offering of common stock of the Company, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a majority vote of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                  (iii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company to another Person (other than a Person that is controlled by the Permitted Holders), and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 45 days (or, if less, the number of days after the end of such fiscal quarter as the consolidated financial statements of the Company shall be available) prior to the date of such determination to (ii) Consolidated Interest Expense for such four fiscal quarters; provided, however, that (1) if the Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period (except that, in the case of Indebtedness used to finance working capital needs incurred under a revolving credit or similar arrangement, the amount thereof shall be deemed to be the average daily balance of such Indebtedness during such four-fiscal-quarter period), (2) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased, assumed by a third person (to the extent the Company and its Restricted Subsidiaries are no longer liable for such Indebtedness) or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale), (3) if since the beginning of such period the Company shall have consummated a Public Equity Offering following which there is a Public Market, Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its Restricted Subsidiaries in connection with such Public Equity Offering for such period, (4) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, which acquisition constitutes all or substantially all of an operating unit of a business, including any such Investment or acquisition occurring in connection with a transaction requiring a calculation to be made hereunder, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and (5) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a

Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income, earnings or expense relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be prepared in accordance with Article 11 of Regulation S-X promulgated by the SEC as determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest of such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

                  "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Restricted Subsidiaries, (i) interest expense attributable to Capital Lease Obligations, (ii) amortization of debt discount, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), (vii) Preferred Stock dividends in respect of all Preferred Stock held by Persons other than the Company or a Wholly Owned Subsidiary, and (viii) interest actually paid on any Indebtedness of any other Person that is Guaranteed by the Company or any Restricted Subsidiary. Notwithstanding the foregoing, net interest expense attributable to Tooling Indebtedness shall not be included in Consolidated Interest Expense except to the extent such expense would be included in interest expense in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income (or loss) of any Person if such Person is not a Restricted Subsidiary, except that subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted Subsidiary, to the limitations contained in clause (iii) below); (ii) for purposes of subclause
(a)(iii)(A) of Section 4.4 only, any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary consistent with such restriction during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (or loss) realized upon the sale or other disposition of any assets of the Company or its consolidated Subsidiaries (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person; (v) extraordinary gains or losses; and (vi) the cumulative effect of a change in accounting principles. Notwithstanding the foregoing, for the purposes of
Section 4.4 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such covenant pursuant to clause (a)(iii)(D) thereof.

                  "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Company plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus
(iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

                  "Currency Agreement" means, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Designated Senior Indebtedness" means (i) the Bank Indebtedness and (ii) any other Senior Indebtedness of the Company which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $10 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable, at the option of the holder thereof, for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity of the Securities.

                  "EBITDA" for any period means the sum of Consolidated Net Income plus Consolidated Interest Expense plus, without duplication the following to the extent deducted in calculating such Consolidated Net Income:
(i) income tax expense (including Michigan Single Business Tax Expense), (ii) depreciation expense, (iii) amortization expense, and (iv) all other non-cash items reducing Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all non-cash items increasing Consolidated Net Income, in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Subsidiary of the Company shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Subsidiary was included in calculating Consolidated Net Income.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Securities" means the 10 1/8% Senior Subordinated Notes due 2007, Series D to be issued only in exchange for (i) the Initial Securities pursuant to the Registration Agreement, (ii) any Series A/B Securities pursuant to the Registration Agreement or (iii) Initial Securities issued under this Indenture subsequent to the Issue Date pursuant to Section 2.2, pursuant to a registration agreement substantially identical to the Registration Agreement.

                  "Existing Indenture" means the Indenture, dated as of June 15, 1997, among the Company, the Subsidiary Guarantors and First Trust National Association (now known as U.S. Bank Trust National Association), as Trustee relating to the Series A/B Securities.

                  "Existing Preferred Stock" means the Series A $3.00 cumulative Preferred Stock issued by Lobdell and the Series B Preferred Stock issued by Lobdell in the aggregate amount of $50.7 million, less any shares of such preferred stock repurchased, redeemed or cancelled subsequent to the Series A/B Issue Date, as the terms of such preferred stock shall exist as of the Series A/B Issue Date.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Series A/B Issue Date, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board and
(iii) in such other statements by such other entity as approved by a significant segment of the accounting profession.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor" means any Person Guaranteeing any obligation.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                  "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary; provided, further, however, that in the case of a discount security, neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness, but the entire face amount of such security shall be deemed Incurred upon the issuance of such security. The term "Incurrence" when used as a noun shall have a correlative meaning.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business and which are not more than 90 days past due and not in dispute), which purchase price or obligation is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services (provided that, in the case of obligations of an acquired Person assumed in connection with an acquisition of such Person, such obligations would constitute Indebtedness of such Person); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations as described above at such date; provided, however, that the amount outstanding at any time of any Indebtedness issued with original issue discount shall be deemed to be the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

                  "Indenture" means this Indenture as amended or supplemented from time to time by one or more supplemental indentures entered into pursuant to the applicable provisions hereof or otherwise in accordance with the terms hereof.

                  "Initial Purchasers" means, collectively, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated and Morgan Stanley & Co. Incorporated.

                  "Initial Securities" means, collectively, (i)the Company's 10 1/8% Senior Subordinated Notes due 2007, Series C issued on the Issue Date and
(ii) one or more issuances of 10 1/8% Senior Subordinated Notes due 2007, Series C that are issued under this Indenture subsequent to the Issue Date pursuant to
Section 2.2, in each case, for so long as such securities constitute Restricted Securities.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed solely to protect the Company or any Restricted Subsidiary against fluctuations in interest rates.

                  "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary," the definition of "Restricted Payment" and Section 4.4 hereof, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less
(y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation, and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

                  "Issue Date" means December 8, 1998.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "Moody's" means Moody's Investors Service, Inc.

                  "Net Available Cash" from an Asset Disposition means cash payments received by the Company or any of its Subsidiaries therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) in each case net of
(i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or Joint Ventures as a result of such Asset Disposition and (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition, including without limitation under any indemnification obligations associated with such Asset Disposition.

                  "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Non-U.S. Person" means a person who is not a U.S. Person, as defined in Regulation S.

                  "Obligations" means all present and future obligations for principal, premium, interest (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law), penalties, fees, indemnifications, reimbursements (including, without limitation, all reimbursement and other obligation pursuant to any letters of credit, bankers acceptances or similar instruments or documents), damages and other liabilities payable under the documentation at any time governing any indebtedness.

                  "Officer" means the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, Vice President of Finance (or any such other officer that performs similar duties), the Secretary or the Assistant Secretary of the Company.

                  "Officers' Certificate" means with respect to any Person a certificate signed by two Officers, one of which is the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President (or any such other officer that performs similar duties).

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Permitted Holders" means (i) any of Selwyn Isakow, his spouse and any of his lineal descendants and their respective spouses (collectively, the "Isakow Family") whether acting in their own name or as one or as a majority of persons having the power to exercise the voting rights attached to, or having investment power over, shares held by others, (ii) any controlled Affiliate of any member of the Isakow Family, and (iii) any trust solely for the benefit of one or more members of the Isakow Family (whether or not any member of the Isakow Family is a trustee of such trust).

                  "Permitted Investment" means an Investment by the Company or any Restricted

Subsidiary in (i) the Company; (ii) a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business; (iii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business;
(iv) Temporary Cash Investments; (v) receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances; (vi) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;
(vii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary;
(viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments; (ix) Persons other than Restricted Subsidiaries that are primarily engaged in a Related Business, in an aggregate amount not to exceed $15 million (to the extent utilized for an Investment, such amount will be reinstated to the extent that the Company or any Restricted Subsidiary receives dividends, repayments of loans or other transfers of assets as a return of such Investment); (x) any Person to the extent such Investment is received in exchange for the transfer to such Person of the assets owned as of the Series A/B Issue Date by Laserweld International, L.L.C.; and (xi) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted under Section 4.6 hereof.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Principal" of a Security means the principal of the Security, plus the premium, if any, payable on the Security, which is due or overdue or is to become due at the relevant time.

                  "Private Placement Legend" means the legend initially set forth on the securities in the form set forth in Section 2.13.

                  "Public Equity Offering" means an underwritten primary public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Public Market" means any time after (i) a Public Equity Offering has been consummated and (ii) at least 10% of the total issued and outstanding common stock of the Company has been distributed by means of an effective registration statement under the Securities Act or sales pursuant to Rule 144 under the Securities Act.

                  "Purchase Money Indebtedness" means Indebtedness (i) consisting of the deferred purchase price of property, conditional sale obligations, obligations under any title retention agreement, other purchase money obligations and obligations in respect of industrial revenue bonds or similar Indebtedness, in each case where the maturity of such Indebtedness does not exceed the anticipated useful life of the asset being financed, and (ii) incurred to finance the acquisition by the Company or a Restricted Subsidiary of such asset, including additions and improvements; provided, however, that any Lien arising in connection with any such Indebtedness shall be limited to the specified asset being financed or, in the case of real property or fixtures, including additions and improvements, the real property on which such asset is attached; and provided, further, however, that such Indebtedness is Incurred within 90 days after such acquisition of such asset by the Company or Restricted Subsidiary.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Restricted Subsidiary existing on the Series A/B Issue Date or Incurred in compliance with the Existing Indenture; provided, however, that (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; provided, further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary that Refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

                  "Registration Agreement" means the Registration Agreement dated the Issue Date among the Company and the Initial Purchasers.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Related Business" means any business related, ancillary or complementary (as determined in good faith by the Board of Directors) to the businesses of the Company and the Restricted Subsidiaries on the Series A/B Issue Date.

                  "Representative" means any trustee, agent or representative (if any) for an issue of Senior Indebtedness of the Company.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge or familiarity with the particular subject.

                  "Restricted Payment" means, with respect to any Person, (i) the declaration or payment of any dividends or any other distributions on or in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the holders of its Capital Stock, except dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and except dividends or distributions payable solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not wholly owned, to its other shareholders on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock), (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Person (other than a Permitted Investment).

                  "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Security Restricted Security.

                  "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person and the Company or a Restricted Subsidiary leases it from such Person.

                  "SEC" means the Securities and Exchange Commission.

                  "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

                  "Secured Indebtedness" of any Subsidiary Guarantor has a correlative meaning.

                  "Securities" shall mean the Initial Securities and the Exchange Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "Senior Credit Facility" means the credit agreement dated as of June 24, 1997, between the Company, the lenders and other persons party thereto and NBD Bank, as Agent, together with the related documents thereto executed at any time (including, without limitation, any guarantee agreements, security agreements and other collateral documents) and the credit facilities thereunder, in each case as such documents may be amended (including, without limitation, any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including, without limitation, increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 4.3 hereof or adding subsidiaries as additional borrowers or guarantors thereunder).

                  "Senior Indebtedness" of the Company means (i) all Bank Indebtedness of the Company, whether outstanding on the Series A/B Issue Date or thereafter Incurred, including the Guarantees by the Company of all Bank Indebtedness, and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which the Company is responsible or liable unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Securities; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Company to any Subsidiary, (2) any liability for Federal, state, local or other taxes owed or owing by the Company, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness of the Company (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect (other than as a result of the Indebtedness being unsecured) to any other Indebtedness or other obligation of the Company, including any Senior Subordinated Indebtedness and any Subordinated Obligations,
(5) any obligations with respect to any Capital Stock, (6) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of this Indenture or (7) the Securities or the Series A/B Securities. "Senior Indebtedness" of any Subsidiary Guarantor has a correlative meaning.

                  "Senior Subordinated Indebtedness" of the Company means the Securities, the Series A/B Securities and any other Obligations under or in connection with the Securities, the Series A/B Securities, this Indenture, the Existing Indenture and/or any related agreements, documents or instruments, whether now owing or hereafter incurred or owing and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness. "Senior Subordinated Indebtedness" of any Subsidiary Guarantor has a correlative meaning.

                  "Series A Securities" means the $125 million aggregate principal amount of 10 1/8% Senior Subordinated Notes due 2007 issued by the Company on June 24, 1997 under the Existing Indenture.

                  "Series A/B Issue Date" means June 24, 1997.

                  "Series A/B Securities" means the Series A Securities and the Series B Securities.

                  "Series B Securities" means the $35 million aggregate principal amount of 10 1/8% Senior Subordinated Notes due 2007 issued by the Company on April 1, 1998 under the Existing Indenture.

                  "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Securities and the Series A/B Securities pursuant to a written agreement to that effect. "Subordinated Obligation" of any Subsidiary Guarantor has a correlative meaning.

                  "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person,
(ii)such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

                  "Subsidiary Guarantor" means each Subsidiary designated as such on the signature pages of the Indenture and any other Subsidiary that has issued a Subsidiary Guaranty.

                  "Subsidiary Guaranty" means the Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities and/or the Series A/B Securities.

                  "S&P" means Standard and Poor's Ratings Service.

                  "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker, dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause
(i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America, any State thereof or the District of Columbia or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 1 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in Section 9.3.

                  "Tooling Indebtedness" means all present and future Indebtedness of the Company or any Restricted Subsidiary the proceeds of which are utilized to finance dies, molds, tooling and similar items (collectively "Tooling") for which the sales of such Tooling is covered under specific written purchase orders or agreements between the Company or any Restricted Subsidiary and the purchaser of such Tooling.

                  "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

                  "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 4.4. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under Section 4.3(a) and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be notified by the Company to the Trustee by promptly filing with the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company and/or one or more Wholly Owned Subsidiaries.

                  SECTION 1.2. Other Definitions.

Term                                                                            Defined in Section
----                                                                            ------------------

"Affiliate Transaction"                                                                 4.7
"Agent Members"                                                                         2.6
"Bankruptcy Law"                                                                        6.1
"Blockage Notice"                                                                       10.3(c)
"covenant defeasance option"                                                            8.1(b)
"Custodian"                                                                             6.1
"defeasance trust"                                                                      8.2
"Event of Default"                                                                      6.1
"Excess Proceeds"                                                                       4.6(a)
"Excess Proceeds Offer"                                                                 4.6(a)
"Excess Proceeds Offer Amount"                                                          4.6(c)
"Excess Proceeds Offer Period"                                                          4.6(c)
"Excess Proceeds Payment"                                                               10.3
"Global Securities"                                                                     2.1(b)
"Guaranteed Obligations"                                                                11.1
"legal defeasance option"                                                               8.1(b)
"Notice of Default"                                                                     6.1
"Participants"                                                                          2.6
"pay the subordinated debt"                                                             10.3
"Paying Agent"                                                                          2.3
"Payment Blockage Period"                                                               10.3(c)
"Physical Securities"                                                                   2.1
"Private Placement Legend"                                                              2.13
"Purchase Date"                                                                         4.6(b)
"Registrar"                                                                             2.3
"Securities Register"                                                                   2.3
"Series A/B Asset Sale Offer"                                                           4.6(a)
"Successor Company"                                                                     5.1

                  SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the Securities means the Company and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) the principal amount of any non-interest-bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP;

                  (7) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States; and

                  (8) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                                 THE SECURITIES

                  SECTION 2.1. Form and Dating. (a) The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. If required, the Securities may bear the appropriate legend regarding any original issue discount for federal income tax purposes. Each Security shall have an executed Guarantee from each of the Subsidiary Guarantors.

                  The terms and provisions contained in the Securities, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  (b) Global Securities. The Securities offered and sold in reliance on Rule 144A, Securities offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act) and Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Securities ("Global Securities") in definitive, fully registered form without interest coupons, in substantially the form of Exhibit A, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at the Trustee's office in New York City, as custodian for the Depository, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company (and having an executed Guarantee endorsed thereon) and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section 2.13. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee in the limited circumstances hereinafter provided.

                  Securities issued in exchange for interests in Global Securities pursuant to Section 2.6 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Physical Securities"). All Securities offered and sold in reliance on Regulation S shall remain in the form of a Global Security until the consummation of the Exchange Offer pursuant to the Registration Agreement; provided, however, that all of the time periods specified in the Registration Agreement to be complied with by the Company have been so complied with.

                  SECTION 2.2. Execution and Authentication. An Officer of the Company and each Subsidiary Guarantor shall sign the Securities for the Company and the Guarantees for the Subsidiary Guarantors by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless. A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture. The Trustee shall authenticate and make available for delivery (i) Initial Securities for original issue on the Issue Date in an aggregate principal amount of $40,000,000, (ii) Initial Securities for original issue after the Issue Date in an aggregate principal amount not to exceed $50,000,000 which may be issued only in accordance with Section 4.3(a), and (iii) Exchange Securities from time to time for issue and authentication only in exchange for the cancellation of up to $90,000,000 of the Initial Securities and no more than $160,000,000 in exchange for the cancellation of the Series A/B Securities, in each case, upon a written order of the Company signed by an Officer of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $250,000,000 except as provided in
Section 2.7. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Securities, upon the consent of the Company to such appointment. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

                  SECTION 2.3. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar, acting on behalf of and as agent for the Company, shall keep a register (the "Securities Register") of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents.

                  The term "Paying Agent" includes any additional paying agent. The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company Neither the Company nor any of its Affiliates may act as Paying Agent, Registrar, co-Registrar or transfer agent.

                  The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities, until such time as the Trustee has resigned or a successor has been appointed. Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' notice to the Company.

                  SECTION 2.4. Paying Agent To Hold Money in Trust. On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders; provided that as long as the Trustee is the Registrar, no such list need be furnished.

                  SECTION 2.6. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Registrar shall record in the Securities Register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met, and thereupon one or more new Securities in the same aggregate principal amount shall be issued to the designated assignee or transferee and the old Security will be returned to the Company. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested, in the same manner, if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities and each of the Subsidiary Guarantors shall execute a Guarantee thereon at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

                  Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  With respect to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall (i) be registered in the name of the Depository designated for such Global Security or a nominee thereof, (ii) be deposited with such Depository or a nominee thereof or custodian therefor, (iii) bear legends as set forth in Section 2.13 and (iv) constitute a single Security for all purposes of this Indenture.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Securities, and the Depository may be treated by the Company, the Trustee and any Agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any Agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (2) Transfers of a Global Security shall be limited to transfers in whole but not in part to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.14. In addition, a Global Security is exchangeable for certificated Securities if (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act,(ii) the Company executes and delivers to the Trustee a notice that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security. Any Global Security that is exchangeable for certificated Securities pursuant to the preceding sentence will be transferred to, and registered and exchanged for, certificated Securities in authorized denominations, without legends applicable to a Global Security, and registered in such names as the Depository holding such Global Security may direct. Subject to the foregoing, a Global Security is not exchangeable, except for a Global Security of like denomination to be registered in the name of the Depository or its nominee. In the event that a Global Security becomes exchangeable for certificated Securities, (i) certificated Securities will be issued only in fully registered form in denominations of $1,000 or integral multiples thereof,
(ii) payment of principal, any repurchase price, and interest on the certificated Securities will be payable, and the transfer of the certificated Securities will be registrable, at the office or agency of the Company maintained for such purposes, and (iii) no service charge will be made for any registration or transfer or exchange of the certificated Securities, although the Company may require payment of a sum sufficient to cover any tax or governmental charge imposed in connection therewith.

                  (3) Securities issued in exchange for a Global Security or any portion thereof shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depository shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depository to the Trustee. With respect to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depository or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depository or an authorized representative thereof.

                  (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 2.6, Section 2.7, 2.9,
2.14 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof. Members of, or participants in, the Depository ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  SECTION 2.7. Replacement Securities. If a mutilated Security is surrendered to the Trustee or Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security and the Subsidiary Guarantors shall execute a Guarantee thereon if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee and the Company. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Company, the Subsidiary Guarantors and the Trustee to protect the Company, the Subsidiary Guarantors, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security issued pursuant to the terms of this Section shall constitute an additional obligation of the Company and the Subsidiary Guarantors under this Indenture.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 2.8. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of Section 13.6, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the security.

                  If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date or, pursuant to Section 8.1(a), within 91 days prior thereto, money sufficient to pay all principal and interest payable on that redemption or maturity date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after such date such Securities (or portions thereof) cease to be outstanding and on and after such redemption or maturity date interest on them ceases to accrue.

                  SECTION 2.9. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary securities.

                  SECTION 2.10. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver such canceled Securities to the Company. The Trustee shall from time to time provide the Company a list of all Securities that have been canceled as requested by the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

                  SECTION 2.11. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner in accordance with Section 4.1. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.12. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                  SECTION 2.13. Restrictive Legends. Each Global Security and Physical Security that constitutes a Restricted Security or is sold in compliance with Regulation S shall bear the following legend (the "Private Placement Legend") on the face thereof until after the second anniversary of the later of the date such Security was originally issued and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company, unless otherwise agreed by the Company and the Holder thereof):

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) UNDER THE SECURITIES ACT (AS

         INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OR RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                  Each Global Security shall also bear the following legend on the face thereof:

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY

AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.14 OF THE INDENTURE.

                  SECTION 2.14. Special Transfer Provisions. (a) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

                  (i) the Registrar shall register the transfer of any Security constituting a Restricted Security whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the date such Security was originally issued (provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the date such Security was originally issued) or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto and any legal opinions and certifications required thereby or
         (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) written instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and (b) the Company shall execute, the Subsidiary Guarantors shall execute the Guarantees on, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

                  (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                  (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the date such Security was originally issued (provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the date such Security was originally issued), or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.6 or this Section
2.14. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Registrar's normal business hours upon the giving of reasonable written notice to the Registrar.

                  (e) Transfers of Securities Held by Affiliates. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company within two years after the date such Security was originally issued, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which either the Company or any Affiliate of the Company was an owner of such Security, in each case, bear a legend in substantially the form set forth in Section 2.13 hereof, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

                                    ARTICLE 3

                                   REDEMPTION

                  SECTION 3.1. Optional Redemption.

                  (a) Except as set forth in the following paragraph, the Securities will not be redeemable at the option of the Company prior to June 15, 2002. Thereafter, the Securities will be redeemable, at the Company's option, in whole or in part at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first class mail to each Holder's registered address, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on June 15 of the years set forth below:

Year                                                               Percentage
----                                                               ----------
2002................................................................105.063%
2003................................................................103.375%
2004................................................................101.688%
2005 and thereafter.................................................100.000%

                  (b) At any time and from time to time, prior to June 15, 2000, the Company may, at its option, redeem in the aggregate up to 35% of the original principal amount of the Securities with the proceeds of one or more Public Equity Offerings following which there is a Public Market, at a redemption price (expressed as a percentage of principal amount) of 110.125% plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Securities must remain outstanding after each such redemption.

                  SECTION 3.2. Notices to Trustee. If the Company elects to redeem Securities pursuant to Section 3.1, they shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur. The Company shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the provisions herein.

                  SECTION 3.3. Selection of Securities To Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by such other method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed. In the event the Company is required to make an offer to repurchase Securities pursuant to Sections 4.6 or 4.8 and the amount available for such offer is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company any remaining funds, which in no event will exceed $1,000.

                  SECTION 3.4. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to the registered address appearing in the Security Register of each Holder of Securities to be redeemed. The notice shall identify the Securities (including CUSIP numbers, if any) to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

                  (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

                  (7) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed; and

                  (8) the CUSIP number, if any, printed on the Securities being redeemed; and

                  (9) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense. In such event, the Company shall provide the

Trustee with the information required by this Section.

                  SECTION 3.5. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date. Such notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.6. Deposit of Redemption Price. Prior to 11:00 a.m. (New York City time) on the redemption date, the Company shall deposit with the Trustee or Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest (if any) on all Securities or portions thereof to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

                  SECTION 3.7. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Global Security, without service charge, a new Global Security in denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                    ARTICLE 4

                                    COVENANTS

                  SECTION 4.1. Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due. The Company shall pay interest on overdue principal at 1% per annum in excess of the rate per annum set forth in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  SECTION 4.2. SEC Reports. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC and provide the Trustee and Securityholders and prospective Securityholders (upon request) with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, and such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections; provided, however, that the Company shall not be required to file any report, document or other information with the SEC if the SEC does not permit such filing.

                  SECTION 4.3. Limitation on Indebtedness.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness unless, immediately after giving effect to such Incurrence, the Consolidated Coverage Ratio exceeds 2.00 to 1 if such Indebtedness is Incurred prior to June 15, 1999, and 2.25 to 1 if such Indebtedness is Incurred thereafter.

                  (b) Notwithstanding Section 4.3(a), the Company and its Restricted Subsidiaries may Incur any or all of the following Indebtedness:

                  (i) Indebtedness and other Obligations Incurred pursuant to the Bank Credit Agreements; provided, however, that, after giving effect to any such Incurrence, the aggregate principal amount of such Indebtedness and other Obligations then outstanding, does not exceed the greater of (x) $110 million and (y) the sum of (A) 60% of the net book value of the inventory of the Company and its Restricted Subsidiaries, (B) 90% of the net book value of the accounts receivable of the Company and its Restricted Subsidiaries, in each case determined in accordance with GAAP and (C) $70 million;

                  (ii) Indebtedness represented by the Securities issued on the Issue Date, the Exchange Securities and the Series A/B Securities;

                  (iii) Indebtedness outstanding on the Series A/B Issue Date (other than Indebtedness described in clause (i) of this Section 4.3(b)), including, without limitation, the Existing Preferred Stock and Indebtedness incurred after the Series A/B Issue Date in compliance with the Existing Indenture;

                  (iv) Indebtedness of the Company owed to and held by any Wholly Owned Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Company or a Wholly Owned Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof;

                  (v) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) or pursuant to clause (i), (ii), (iii) or this clause (v) of this Section 4.3(b);

                  (vi) Indebtedness in respect of performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds entered into by the Company and the Restricted Subsidiaries in the ordinary course of their business;

                  (vii) Hedging Obligations consisting of Interest Rate Agreements and Currency Agreements entered into in the ordinary course of business and not for the purpose of speculation; provided, however, that, in the case of Currency Agreements and Interest Rate Agreements, such Currency Agreements and Interest Rate Agreements do not increase the Indebtedness of the Company outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder;

                  (viii) Purchase Money Indebtedness and Capital Lease Obligations Incurred to finance the acquisition or improvement by the Company or a Restricted Subsidiary of any assets in the ordinary course of business and which do not exceed $15 million in the aggregate at any time outstanding;

                  (ix) Indebtedness and other Obligations represented by the Subsidiary Guaranties and Guarantees of Indebtedness Incurred pursuant to the Bank Credit Agreements;

                  (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five business days of Incurrence;

                  (xi) Indebtedness of the Company and its Restricted Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, in any case Incurred in connection with the disposition of any assets of the Company or any Restricted Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such assets for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                  (xii) Tooling Indebtedness; and

                  (xiii) Indebtedness in an aggregate principal amount which, together with all other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (i) through (xii) above or paragraph
         (a)), does not exceed $20 million.

                  (c) Notwithstanding the foregoing, the Company shall not, and shall not permit any

Restricted Subsidiary to, Incur any Indebtedness pursuant to the foregoing
Section 4.3(b) if the proceeds thereof are used, directly or indirectly, to Refinance (i) any Subordinated Obligations unless such Indebtedness shall be subordinated to the Securities, the Series A/B Securities and the Subsidiary Guaranties, as applicable, to at least the same extent as such Subordinated Obligations or (ii) any Senior Subordinated Indebtedness unless such Indebtedness shall be Senior Subordinated Indebtedness or shall be subordinated to the Securities, the Series A/B Securities and the Subsidiary Guaranties, as applicable.

                  (d) For purposes of determining compliance with this Section 4.3, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and
(ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

                  (e) Notwithstanding paragraphs (a) and (b) of this Section 4.3, the Company shall not, and shall not permit any Subsidiary Guarantor to, Incur (i) any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness of the Company or such Subsidiary Guarantor, as applicable, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness or (ii) any Secured Indebtedness that is not Senior Indebtedness of the Company or such Subsidiary Guarantor, as applicable, unless contemporaneously therewith effective provision is made to secure the Securities or the Subsidiary Guaranty, as applicable, equally and ratably with such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien.

                  SECTION 4.4. Limitation on Restricted Payments.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted Payment: (i) a Default will have occurred and be continuing (or would result therefrom); (ii) the Company is not able to Incur an additional $1.00 of Indebtedness under
Section 4.3(a); or (iii) the aggregate amount of such Restricted Payment together with all other Restricted Payments (the amount of any payments made in property other than cash to be valued at the fair market value of such property as determined in good faith by the Board of Directors) declared or made since the Series A/B Issue Date would exceed the sum of:

                  (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Series A Securities were originally issued to the end of the most recent fiscal quarter prior to the date of such Restricted Payment for which financial statements of the Company are available (or, in case such Consolidated Net Income accrued during such period (treated as one accounting period) shall be a deficit, minus 100% of such deficit);

                  (B) the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Series A/B Issue Date (other than an issuance or sale to a Subsidiary of the Company);

                  (C) the amount by which Indebtedness of the Company or its Restricted Subsidiaries is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Series A/B Issue Date, of any Indebtedness of the Company or its Restricted Subsidiaries convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company or any Restricted Subsidiary upon such conversion or exchange);

                  (D) an amount equal to the sum of (i) the net reduction in Investments in Unrestricted Subsidiaries resulting from dividends, repayments of loans or advances or other transfers of assets subsequent to the Series A/B Issue Date, in each case to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries, and (ii) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary; and

                  (E) $5 million.

                  (b) The provisions of Section 4.4(a) will not prohibit:

                  (i) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company or any Restricted Subsidiary made in exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company); provided, however, that (x) such purchase or redemption shall be excluded from the calculation of the amount of Restricted Payments and (y) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under Section 4.4(a)(iii)(B);

                  (ii) any purchase or redemption of (A) Subordinated Obligations of the Company made in exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to Section 4.3(b) and (c) or
         (B) Subordinated Obligations of a Restricted Subsidiary made in exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of such Restricted Subsidiary or the Company which is permitted to be Incurred pursuant to Section 4.3(b) and (c); provided, however, that such purchase or redemption shall be excluded from the calculation of the amount of Restricted Payments;

                  (iii) any purchase or redemption of (A) Disqualified Stock of the Company made in exchange for, or out of the proceeds of the substantially concurrent sale of, Disqualified Stock of the Company or
         (B) Disqualified Stock of a Restricted Subsidiary made in exchange for, or out of the proceeds of the substantially concurrent sale of, Disqualified Stock of such Restricted Subsidiary or the Company; provided, however, that (1) at the time of such exchange, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) such purchase or redemption will be excluded from the calculation of the amount of Restricted Payments;

                  (iv) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with Section 4.4(a); provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or would result therefrom); provided, further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

                  (v) the repurchase of shares of, or options to purchase shares of, Capital Stock of the Company or any of its Subsidiaries from officers, former officers, employees, former employees, directors or former directors of the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell, or are granted the option to purchase or sell, shares of such common stock; provided, however, that the aggregate amount of such repurchases shall not exceed $2.5 million in any one year and $5.0 million in the aggregate; provided, further, however, that (1) at the time of such repurchase, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) all such repurchases shall be included in the calculation of the amount of Restricted Payments; or

                  (vi) dividends and redemptions required to be made with respect to the Existing Preferred Stock; provided, however, that (1) at the time of any such dividend or redemption, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) all such dividends and redemptions shall be included in the calculation of the amount of Restricted Payments.

                  SECTION 4.5. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Company will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company, (b) to make any loans or advances to the Company or (c) to transfer any of its property or assets to the Company, except:

                  (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Series A/B Issue Date;

                  (ii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary which was entered into on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date;

                  (iii) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (i) or (ii) of this Section 4.5 (or effecting a Refinancing of such Refinancing Indebtedness pursuant to this clause (iii)) or contained in any amendment to an agreement referred to in clause (i) or (ii) of this Section 4.5 or this clause
         (iii); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are no more restrictive in any material respect than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such agreements;

                  (iv) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder;

                  (v) in the case of this Section 4.5(c), restrictions contained in security agreements or mortgages securing Indebtedness (other than Tooling Indebtedness) of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages;

                  (vi) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

                  (vii) any restrictions imposed by operation of applicable law.

                  SECTION 4.6. Limitation on Sales of Assets and Subsidiary
Stock.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless the Company or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors, of the shares and assets subject to such Asset Disposition, and at least 75% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash or cash equivalents.

                  With respect to any Asset Disposition occurring on or after the Series A/B Issue Date from which the Company or any Restricted Subsidiary receives Net Available Cash, the Company or such Restricted Subsidiary shall (i) within 360 days after the date such Net Available Cash is received and to the extent the Company or such Restricted Subsidiary elects (or is required by the terms of any Senior Indebtedness) to (A) apply an amount equal to such Net Available Cash to prepay, repay or purchase Senior Indebtedness of the Company or such Restricted Subsidiary, in each case owing to a Person other than the Company or any Affiliate of the Company, or (B) invest an equal amount, or the amount not so applied pursuant to clause (A), in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary) and
(ii) apply such excess Net Available Cash (to the extent not applied pursuant to clause (i)) as provided in the following paragraphs of this Section 4.6; provided, however, that in connection with any prepayment, repayment or purchase of Senior Indebtedness pursuant to clause (A) above, the Company or such Restricted Subsidiary shall retire such Senior Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. The amount of Net Available Cash required to be applied pursuant to clause (ii) above and not theretofore so applied shall constitute "Excess Proceeds." Pending application of Net Available Cash pursuant to this provision, such Net Available Cash shall be invested in Temporary Cash Investments.

                  If at any time the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer (as defined below) totals at least $5 million, the Company shall, not later than 30 days after the end of the period during which the Company is required to apply such Excess Proceeds pursuant to clause (i) of the immediately preceding paragraph of this Section 4.6(a) (or, if the Company so elects, at any time within such period), make an offer (a "Series A/B Excess Proceeds Offer"), first, to purchase Series A/B Securities, if any are outstanding, in accordance with the Existing Indenture (as in effect on the Issue Date) and, second, in the event that any Excess Proceeds are not applied to a Series A/B Excess Proceeds Offer, offer to purchase from the Holders on a pro rata basis an aggregate principal amount of Securities equal to any remaining Excess Proceeds (rounded down to the nearest multiple of $1,000) on such date, at a purchase price equal to 100% of the principal amount of such Securities, plus, in each case, accrued interest (if any) to the date of purchase (the "Excess Proceeds Payment"). Upon completion of an Excess Proceeds Offer the amount of Excess Proceeds remaining after application pursuant to such Excess Proceeds Offer, (including payment of the purchase price for Securities duly tendered) may be used by the Company for any corporate purpose (to the extent not otherwise prohibited by the Indenture).

                  For the purposes of this Section 4.6, the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition, and (y) securities received by the Company or any Restricted Subsidiary from the transferee that are immediately converted by the Company or such Restricted Subsidiary into cash.

                  (b) Promptly, and in any event within 30 days after the Company becomes obligated to make an Excess Proceeds Offer, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, at the address appearing in the Security Register, a written notice stating that the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorationing as hereinafter described in the event the Excess Proceeds Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice, which shall govern the terms of the Excess Proceeds Offer, shall include such disclosures as are required by law and shall specify (i) that the Excess Proceeds Offer is being made pursuant to this Section 4.6; (ii) the purchase price (including the amount of accrued interest, if any) for each Security and the purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date"); (iii) that any Security not tendered or accepted for payment will continue to accrue interest in accordance with the terms thereof; (iv) that, unless the Company defaults on making the payment, any Security accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Purchase Date; (v) that Securityholders electing to have Securities purchased pursuant to an Excess Proceeds Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice at least three business days prior to 5:00 p.m., New York City time, on the Purchase Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent; (vi) that Securityholders will be entitled to withdraw their election if the Paying Agent receives, not later than one business day prior to the Purchase Date, a telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of Securities the Securityholder delivered for purchase, the Security certificate number (if any) and a statement that such Securityholder is withdrawing its election to have such Securities purchased;
(vii) that if Securities in a principal amount in excess of the aggregate principal amount which the Company has offered to purchase are tendered pursuant to the Excess Proceeds Offer, the Company shall purchase Securities on a pro rata basis among the Securities tendered (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired); (viii) that Securityholders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and (ix) the instructions that Security holders must follow in order to tender their Securities.

                  (c) Not later than the date upon which written notice of an Excess Proceeds Offer is delivered to the Trustee as provided below, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Excess Proceeds Offer (the "Excess Proceeds Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Dispositions pursuant to which such Excess Proceeds Offer is being made and (iii) the compliance of such allocation with the provisions of Section 4.6(a). Upon the expiration of the period for which the Excess Proceeds Offer remains open (the "Excess Proceeds Offer Period"), the Company shall deliver to the Trustee for cancellation the Securities or portions thereof which have been properly tendered to and are to be accepted by the Company. Not later than 11:00 a.m. (New York City time) on the Purchase Date, the Company shall irrevocably deposit with the Trustee or with a paying agent (or, if the Company is acting as Paying Agent, segregate and hold in trust) an amount in cash sufficient to pay the Excess Proceeds Offer Amount for all Securities properly tendered to and accepted by the Company. The Trustee shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price.

                  (d) Holders electing to have a Security purchased will be required to surrender the Security, together with all necessary endorsements and other appropriate materials duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election in whole or in part if the Trustee or the Company receives not later than one Business Day prior to the Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) which was delivered for purchase by the Holder, the aggregate principal amount of such Security (if any) that remains subject to the original notice of the Excess Proceeds Offer and that has been or will be delivered for purchase by the Company and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Excess Proceeds Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Excess Proceeds Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  (e) A Security shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

                  (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.6. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.6, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

                  SECTION 4.7. Limitation on Affiliate Transactions.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, enter into or permit to exist any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof (1) are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (2) if such Affiliate Transaction (or series of related Affiliate Transactions) involves aggregate payments in an amount in excess of $1.0 million in any one year, (i) are set forth in writing, (ii) comply with clause (1) of this Section 4.7 and
(iii) have been approved by a majority of the disinterested members of the Board of Directors, and (3) if such Affiliate Transaction (or series of related Affiliate Transactions) involves aggregate payments in an amount in excess of $5.0 million in any one year, (i) comply with clause (2) and (ii) have been determined by a nationally recognized investment banking firm to be fair, from a financial standpoint, to the Company and its Restricted Subsidiaries.

                  (b) Section 4.7(a) shall not prohibit (i) any Restricted Payment permitted to be paid pursuant to Section 4.4, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise, pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans in the ordinary course of business and approved by the Board of Directors, (iii) the grant of stock options or similar rights to employees and directors of the Company in the ordinary course of business and pursuant to plans approved by the Board of Directors, (iv) loans or advances to employees in the ordinary course of business of the Company or its Restricted Subsidiaries, (v) fees, compensation or employee benefit arrangements paid to and indemnity provided for the benefit of directors, officers or employees of the Company or any Subsidiary in the ordinary course of business,
(vi) payments made to The Oxford Investment Group, Inc. for (x) management and consulting services in an aggregate amount not to exceed $1,000,000 in any one year and (y) investment banking services in connection with acquisition of assets or businesses, by the Company or any Subsidiary not to exceed the greater of (A) 1.25% of the purchase price paid by the Company or such Subsidiary for the assets or business acquired (including Indebtedness assumed by the Company or such Subsidiary as part of such acquisition) and (B) $200,000; or (vii) any Affiliate Transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries in the ordinary course of business (so long as the other stockholders of any participating Restricted Subsidiaries which are not Wholly Owned Restricted Subsidiaries are not themselves Affiliates of the Company).

                  SECTION 4.8. Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company repurchase all or a portion of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the terms contemplated in Section 4.8(b).

                  (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee stating:

                  (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount outstanding at the repurchase date, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest on the relevant interest payment date);

                  (2) the circumstances and relevant facts and relevant financial information regarding such Change of Control;

                  (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

                  (4) the instructions determined by the Company, consistent with this Section 4.8, that a Holder must follow in order to have its Securities repurchased.

                  (c) Holders electing to have a Security purchased will be required to surrender the Security, together with all necessary endorsements and other appropriate materials duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder as to which such notice of withdrawal is being submitted and a statement that such Holder is withdrawing his election to have such Security purchased.

                  (d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered to the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

                  (e) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

                  (f) Notwithstanding the occurrence of a Change of Control, the Company shall not be obligated to repurchase the Securities or otherwise comply with this Section if the Company has irrevocably elected to redeem all the Securities in accordance with Article Three; provided that the Company does not default in its redemption obligations pursuant to such election.

                  SECTION 4.9. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate, one of the signers of which shall be the principal executive, financial or accounting officer of the Company, stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA Section 314(a)(4).

                  SECTION 4.10. Further Instruments and Acts. Upon request of the Trustee, the

Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 4.11. Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any property of the Company or any Restricted Subsidiary (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, which secures Indebtedness that ranks pari passu with or is subordinated to the Securities or the Subsidiary Guaranties unless

                  (i) if such Lien secures Indebtedness that ranks pari passu with the Securities and the Subsidiary Guaranties, the Securities are secured on an equal and ratable basis with the obligation so secured until such time as such obligation is no longer secured by a Lien; or

                  (ii) if such Lien secures Indebtedness that is subordinated to the Securities and the Subsidiary Guaranties, such Lien shall be subordinated to a Lien granted to the Holders on the same collateral as that securing such Lien to the same extent as such subordinated Indebtedness is subordinated to the Security and the Subsidiary Guaranties.

                  SECTION 4.12. Limitation on Issuance or Sale of Capital Stock of Restricted Subsidiaries. The Company will not (i) sell, pledge, hypothecate or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary (other than pledges of Capital Stock securing Senior Indebtedness), or (ii) permit any Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any shares of its Capital Stock other than (A) to the Company or a Wholly Owned Subsidiary, (B) directors' qualifying shares, (C) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary, or (D) the issuance of Preferred Stock by any Subsidiary Guarantor as partial payment for the acquisition by such Subsidiary Guarantor of Additional Assets. Notwithstanding the foregoing, the Company may sell, and may permit a Restricted Subsidiary to issue and sell, up to 20% of the outstanding Common Stock of a Restricted Subsidiary to officers and employees of such Restricted Subsidiary. The proceeds of any sale of such Capital Stock permitted hereby will be treated as Net Available Cash from an Asset Disposition and must be applied in accordance with Section 4.6.

                  SECTION 4.13. Payment of Taxes and Other Claims. The Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon its or its Subsidiaries' income, profits or property and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings and for which disputed amounts adequate reserves have been made in accordance with GAAP.

                  SECTION 4.14. Future Guarantors. The Company shall cause each Restricted Subsidiary that at any time becomes an obligor or guarantor with respect to any obligations under one or more Bank Credit Agreements to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary will Guarantee payment of the Securities on the same terms and conditions as those set forth in this Indenture. Each Subsidiary Guaranty will be limited in amount to an amount not to exceed the maximum amount that can be Guaranteed by the applicable Subsidiary Guarantor without rendering such Subsidiary Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

                  SECTION 4.15. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan the City of New York, an office or agency (which may be an office or agency of the Trustee, Registrar or co-Registrar), where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee's office in New York City as set forth in Section 13.2.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee's office in New York City as set forth in Section 13.2 as an agency of the Company in accordance with Section 2.3.

                  SECTION 4.16. Corporate Existence. Subject to Article 5 and
Section 4.6, the Company shall do or cause to be done, at its own cost and expense, all things necessary to, and will cause each of its Restricted Subsidiaries to, preserve and keep in full force and effect the corporate or partnership existence and rights (charter and statutory), licenses and/or franchises of the Company and each of its Restricted Subsidiaries; provided, however, that the Company or any of its Restricted Subsidiaries shall not be required to preserve any such rights, licenses or franchises if the Board of Directors shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Subsidiaries, taken as a whole the loss thereof is not adverse in any material respect to the Holders.

                                    ARTICLE 5

                                SUCCESSOR COMPANY

                  SECTION 5.1. Merger, Consolidation and Sale of Assets. The Company will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of related transactions, all or substantially all its assets to, any Person, unless:

                  (i) the resulting, surviving or transferee Person (the "Successor Company") will be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) will expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

                  (ii) immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness which becomes an obligation of such Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default will have occurred and be continuing;

                  (iii) except in the case of a merger the sole purpose of which is to change the Company's jurisdiction of incorporation, immediately after giving effect to such transaction on a pro forma basis, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.3(a);

                  (iv) immediately after giving effect to such transaction on a pro forma basis, the Successor Company will have a Consolidated Net Worth in an amount that is not less than the Consolidated Net Worth of the Company immediately prior to such transaction; and

                  (v) the Company will have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

                  Opinions of Counsel required to be delivered under this Section or elsewhere in this Indenture may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact.

                  The Successor Company will be the successor to the Company and succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease, will not be released from the obligation to pay the principal of and interest on the Securities.

                  Notwithstanding the foregoing clauses (ii), (iii) and (iv) of this Section 5.1, any

Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company.

                  The Company shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all its assets to, any Person, unless: (i) the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not such Subsidiary) shall expressly assume, by a Guaranty Agreement, in form satisfactory to the Trustee, all the obligations of such Subsidiary under its Subsidiary Guaranty; (ii) immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been Incurred by such Person at the time of such transaction), no Default shall have occurred and be continuing; and (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Guaranty Agreement comply with the Indenture. The provisions of clauses (i) and (iii) above shall not apply to any transactions which constitute an Asset Disposition if the Company has complied with the applicable provisions of
Section 4.6.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

                  SECTION 6.1. Events of Default. An "Event of Default" occurs if:

                  (i) the Company defaults in the payment of interest on any Security when the same becomes due and payable (whether or not such payment is prohibited by the provisions of Article 10 hereof), and such default continues for a period of 30 days;

                  (ii) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise (whether or not such payment is prohibited by the provisions of in Article 10 hereof);

                  (iii) the Company fails to comply for 30 days after notice with any obligations under Sections 4.3, 4.4, 4.6 or 5.1;

                  (iv) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (i), (ii), or (iii) above) and such failure continues for 60 days after the notice specified below;

                  (v) the Company or any Restricted Subsidiary of the Company fails to pay any Indebtedness within any applicable grace period after final maturity or acceleration of any such Indebtedness by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $5.0 million;

                  (vi) the Company or any Significant Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case in which it is the debtor;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property; or

                           (D) makes a general assignment for the benefit of its
                  creditors;

or takes any comparable action under any foreign laws relating to insolvency;

                  (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary of the Company in an involuntary case;

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary of the Company or for any substantial part of the property of the Company or Significant Subsidiary;

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary of the Company;

         (or any similar relief is granted under any foreign laws) and the order or decree remains unstayed and in effect for 60 days;

                  (viii) the rendering of any judgment or decree for the payment of money in excess of $5.0 million against the Company or any Restricted Subsidiary if such judgment or decree remains unpaid and outstanding for a period of 60 days following such judgment and is not discharged, waived or stayed within 60 days after such judgment or decree thereof; or

                  (ix) a Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guaranty) or a Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty.

The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Bankruptcy Law" means Title 11, United States Code, as amended, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (iii) or (iv) of this Section 6.1 is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (v) of this Section 6.1 and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (iii), (iv) or (viii) of this Section 6.1, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.2. Acceleration. If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.1(vi) or (vii) with respect to the Company occurs and is continuing, the principal of and interest on all the Securities will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are, to the extent permitted by law, cumulative.

                  SECTION 6.4. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past or existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security or (ii) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, and any Event of Default arising therefrom shall be deemed to have been cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  SECTION 6.5. Control by Majority. The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification from the Securityholders satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

                  SECTION 6.6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

                  SECTION 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium (if any) or interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

                  SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

                  SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order, subject to applicable law:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for principal (including any premium) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal (including any premium) and interest, respectively; and

                  THIRD: to the Company.

                  The Trustee may, upon prior written notice to the Company, fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

                  SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7

                                     TRUSTEE

                  SECTION 7.1. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.2 and 6.5 hereof.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section and to the provisions of the TIA.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) The Trustee shall have no responsibility to examine or review and shall have no liability for the contents of any documents submitted to or delivered to any Holder of Securities by the Company in the nature of a solicitation or an official statement or offering circular, whether preliminary or final.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  SECTION 7.2. Rights of Trustee. Subject to Section 7.1,

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

                  (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (g) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in
         Article 4. In addition, the Trustee shall not be deemed to have knowledge of any Default of Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 6.1(i), 6.1(ii) and 4.1 or (ii) any Default or Event of Default of which a responsible Officer of the Trustee shall have received written notification or obtained actual knowledge.

                  SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its respective Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

                  SECTION 7.5. Notice of Defaults. If a Default occurs and is continuing and if it is known to a responsible Officer of the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 30 days after it is known by a Trust Officer or written notice is received by the Trustee. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

                  SECTION 7.6. Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b). Prior to delivery to the Holders, the Trustee shall promptly deliver to the Company a copy of any report it delivers to Holders pursuant to this Section 7.6.

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.7. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such reasonable compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to such compensation for its services, except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; provided that prior approval by the Company of any such expenditure shall not be a requirement for the making of such expenditure nor for reimbursement by the Company thereof. The Company shall indemnify each of the Trustee and any predecessor Trustees against any and all loss, damage, claim, liability or expense (including attorneys' fees and expenses) (other than taxes applicable to the Trustee's compensation hereunder) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense of such claim. The Trustee may have separate counsel at its own expense. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its written consent.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

                  The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(vi) or (vii) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time upon 30 days notice to the Company by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided that such corporation shall be eligible under this Article 7 and TIA Section 3.10(a).

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                    ARTICLE 8

                       DISCHARGE OF INDENTURE; DEFEASANCE

                  SECTION 8.1. Discharge of Liability on Securities; Defeasance.

                  (a) When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof, and, in each case of this clause (ii), the Company irrevocably deposits or causes to be deposited with the Trustee United States dollars or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on the Securities not heretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of deposit (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate from the Company that all conditions precedent provided for herein relating to satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company.

                  (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (i)



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                                       60

all of its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Article 4 and the operation of Sections 6.1(iii), 6.1(iv), 6.1(v), 6.1(vi) and 6.1(vii) (but only with respect to a Significant Subsidiary), 6.1(viii) and 5.1(iii) and 5.1(iv) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated due to a failure to comply with
Article 4 or the operation of Sections 6.1(iii) (but, only with respect to a failure to comply with Sections 4.3, 4.4, 4.6, 5.1(iii) and 5.1(iv)), 6.1(iv), 6.1(v), 6.1(vi) and 6.1(vii) (but only with respect to a Significant Subsidiary), or 6.1(viii) or because of the failure of the Company to comply with 5.1(iii) and 5.1(iv). If the Company exercises its legal defeasance option or its covenant defeasance option, each Subsidiary Guarantor will be released from all of its obligations under Article 11.

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 7.7, 7.8, 8.3, 8.4, 8.5 and 8.6
shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

                  SECTION 8.2. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

                  (1) the Company irrevocably deposits or causes to be deposited in trust (the "defeasance trust") with the Trustee money or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all outstanding Securities (except Securities replaced pursuant to Section 2.7) to maturity or redemption, as the case may be;

                  (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all outstanding Securities (except Securities replaced pursuant to Section 2.7) to maturity or redemption, as the case may be;

                  (3) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.1(vi) or (vii) with respect to the Company occurs which is continuing at the end of the period;

                  (4) the deposit does not result in a breach of, or otherwise constitute a default under any other agreement or investment with respect to any Senior Indebtedness and no default exists under any Indebtedness;

                  (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

                  (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with; and

                  (9) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.7 hereof.

                  Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact.

                  Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

                  SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations either directly or through the

Paying Agent (including the Company acting as its own Paying Agent as the Trustee may determine) and in accordance with this Indenture to the payment of principal of and interest on the Securities.

                  SECTION 8.4. Repayment to Company. The Trustee and the Paying Agent shall notify the Company of any excess money or Securities held by them at any time and shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

                  SECTION 8.5. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Securities; provided that the Trustee shall be entitled to charge any such tax, fee or other charge to such Holder's account.

                  SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, (a) if the Company has made any payment of interest on or principal of any Securities following the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                    ARTICLE 9

                                   AMENDMENTS

                  SECTION 9.1. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

         (1) to cure any ambiguity, omission, defect or inconsistency;

         (2) to comply with Article 5;

         (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are as described in
Section 163(f)(2)(B) of the Code;

         (4) to add Guarantees with respect to the Securities;

         (5) to release Subsidiary Guarantors when permitted by this Indenture;

         (6) to secure the Securities;

         (7) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

         (8) to make any change that does not adversely affect the rights of any Securityholder; or

         (9) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA.

                  After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this section.

                  SECTION 9.2. With Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. However, without the consent of each Securityholder affected, an amendment may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or extend the time for payment of interest on any Security;

                  (3) reduce the principal of or extend the Stated Maturity of any Security;

                  (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with Article 3;

                  (5) make any Security payable in money other than that stated in the Security;

                  (6) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to such Holder's Securities or any Subsidiary Guaranty;

                  (7) make any change in the amendment provisions which require each Holder's consent or in the waiver provisions; or

                  (8) make any change to the subordination provisions of this Indenture that would adversely affect the securityholders.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

                  SECTION 9.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. An amendment or waiver becomes effective once the requisite number of consents are received by the Company or the Trustee. After an amendment or waiver becomes effective, it shall bind every Securityholder.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

                  SECTION 9.5. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder.

                  Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 9.6. Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment complies with the provisions of Article 9 of this Indenture.

                                   ARTICLE 10

                         SUBORDINATION OF THE SECURITIES

                  SECTION 10.1. Agreement To Subordinate. Notwithstanding any other provision to the contrary in this Indenture, the Company covenants and agrees, and each Holder by accepting a Security covenants and agrees, that the payment of principal of, premium (if any) and interest on and all other Obligations under or in connection with the Indebtedness now or hereafter evidenced by the Securities, the Subsidiary Guaranties, this Indenture and/or related agreements, documents or instruments is subordinate in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of the Company or the relevant Subsidiary Guarantor, as the case may be, whether outstanding on the Issue Date or thereafter incurred, including all Obligations of the Company and such Subsidiary Guarantor under the Senior Credit Facility. The subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

                  Each Holder authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate, in the sole discretion of the Trustee, to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness of the Company as provided in this Article and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes, including, in the event of any voluntary or involuntary liquidation or dissolution of the Company, whether total or partial, or in a bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshalling of assets or similar proceeding relating to the Company or its property, the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in said proceeding and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 20 days before the expiration of the time to file such claim or claims, then the Representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders; provided, however, that any such claim filed by the Representative shall be superseded by the claim, if any, subsequently filed by the Trustee.

                  Each Holder by accepting a Security acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

                  SECTION 10.2. Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon a total or partial liquidation or dissolution or reorganization of or similar proceeding relating to the Company or its property or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding:

                  (a) the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full in cash of such Senior Indebtedness before Holders are entitled to receive any payment; and

                  (b) until the Senior Indebtedness of the Company is paid in full in cash any payment or distribution to which Holders would be entitled but for this Article shall be made to holders of such Senior Indebtedness, as their interests may appear.

                  Upon any prepayment, payment or distribution referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such proceedings are pending for the purpose of ascertaining the identity of Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article, and the Trustee and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person (including any Representative of holders of Senior Indebtedness of the Company) making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the identity of Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section, the Trustee may requires such Person (at the expense of the Holders) to furnish evidence to the reasonable satisfaction of the Trustee, acting in good faith, as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

                  The consolidation or merger of the Company with or into any Person, or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's assets to any Person, upon the terms and conditions set forth in Article 5, shall not be deemed to be liquidation, dissolution or reorganization or similar proceeding relating to the Company for purposes of this Section if the Person formed by or surviving such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition is made, shall, as a part of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, comply with the conditions set forth in Article 5.

                  If a payment or distribution is made to Holders that, due to the subordination provisions, should not have been made to them, such Holders are required to hold it in trust for the holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear.

                  SECTION 10.3. Default on Senior Indebtedness.

                  (a) If any Senior Indebtedness of the Company is not paid when due, the Company may not: (i) pay, directly or indirectly, principal of, premium (if any) or interest on the Securities or any other Obligations under or in connection with the Securities, this Indenture and/or any related agreements, documents or instruments; (ii) make any deposit pursuant to Article 8; or (iii) repurchase, redeem or otherwise retire any Securities (collectively "pay the Subordinated Debt") unless the default shall have been cured or waived or such Senior Indebtedness has been paid in full in cash.

                  (b) If any default on any Senior Indebtedness of the Company (other than as set forth in Section 10.3(a)) occurs and such Senior Indebtedness is accelerated in accordance with its terms, the Company may not pay the Subordinated Debt, unless the default shall have been cured or waived and any such acceleration has been rescinded or such Senior Indebtedness has been paid in full in cash.

                  (c) Notwithstanding Sections 10.3(a) and (b), the Company may pay the Subordinated Debt without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of the Senior Indebtedness with respect to which either of the events set forth in Sections 10.3(a) and (b) has occurred and is continuing. During the continuance of any default (other than a default described in Sections 10.3(a) and (b)) with respect to any Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Subordinated Debt for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 180 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage

Notice has been waived in writing or (iii) because such Designated Senior Indebtedness has been repaid in full in cash). Notwithstanding the provisions described in the immediately preceding sentence, unless the holders of such Designated Senior Indebtedness or the Representative of such holders has accelerated the maturity of such Designated Senior Indebtedness, the Company may resume payments on the Securities after the end of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of such nonpayment defaults with respect to Designated Senior Indebtedness during such period.

                  (d) The Company covenants that it will, upon request of the Trustee, deliver an Officers' Certificate (with copies thereof to the Representative of each class of Senior Indebtedness of the Company) showing in reasonable detail the Senior Indebtedness outstanding as of the date of such Officers' Certificate and the Representative of each class of Senior Indebtedness. The Trustee may conclusively rely thereon except to the extent that it shall have received, from the Representative of any class of Senior Indebtedness, notice in writing controverting any of the statements made therein. Not less than 10 days prior to making any distribution in respect of Senior Indebtedness pursuant to this Section, the Trustee shall deliver to each Representative of any class of Senior Indebtedness copies of the most recent Officers' Certificate filed with it by the Company pursuant to this subsection
(d).

                  (e) In the event that the Securities are declared due and payable before their Stated Maturity in accordance with Article 6, then and in such event the holders of Senior Indebtedness outstanding at the time the Securities so become due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not an event of default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before the Holders shall be entitled to receive any Security Payment.

                  SECTION 10.4. Payment of Subordinated Debt Permitted if No Default. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the Company or any Person acting on behalf of the Company, at any time except as otherwise provided in Section 10.2 from paying the Subordinated Debt.

                  SECTION 10.5. When Subordinated Debt Must Be Paid Over. In the event that any payment on the Subordinated Debt is made to the Trustee or the Holders that, because of this Article, should not have been so made or may not be paid over to the Holders, such payment shall be held by the Trustee or the Holders who receive such payment, as the case may be, for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness of the Company remaining unpaid or their Representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.



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                                       69

                  SECTION 10.6. Notices by the Company. The Company shall promptly notify the Trustee, each Paying Agent and the Representative of any facts known to the Company that would cause a payment on the Subordinated Debt to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of the Securities to Senior Indebtedness. Without limiting the foregoing, if payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify the Representative of the acceleration.

                  SECTION 10.7. Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and the Holders, payment by the Company on Senior Indebtedness.

                  SECTION 10.8. Relative Rights. This Article defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on the Securities in accordance with their terms;

                  (b) affect the relative rights of Holders and creditors of the Company other than holders of Senior Indebtedness; or

                  (c) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Holders.

                  If the Company fails because of this Article to pay the principal of, premium (if any) or interest on a Security on the due date or upon the acceleration thereof, the failure is still a Default or Event of Default.

                  SECTION 10.9. Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by (a) any act or failure to act by the Company or by its failure to comply with this Indenture, (b) any release of any collateral or any guarantor or any Person of the Company's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against the Company. The terms of the subordination provisions contained in this Article 10 will not apply to payments from money or the proceeds of U.S. Government Obligations held in



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                                       70

trust by the Trustee for the payment of principal of and interest on the Securities pursuant to and in accordance with the provisions described in
Article 8.

                  SECTION 10.10. Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the distribution may be made and the notice given to their Representative (if any).

                  SECTION 10.11. Rights of Trustee and Paying Agent. The Trustee or any Payment Agent may continue to make payments in respect of the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payment unless, not less than three Business Days prior to the date of any such payment, a Responsible Officer of the Trustee receives written notice reasonably satisfactory to it that payments in respect of the Securities may not be made under this Article. Only the Company, a Representative (satisfactorily identified to the Trustee) or a holder of a class of Senior Indebtedness that has no Representative (satisfactorily identified to the Trustee) may give the notice. Prior to the receipt of such notice, the Trustee and any Paying Agent shall be entitled in all respects to assume that no such facts exist. In any case, the Trustee shall have no responsibility to the holders of Senior Indebtedness for payments made to Holders by the Company or any Paying Agent unless cash payments are made at the direction of the Trustee after receipt of such notice referred to above.

                  Neither the Trustee nor any Payment Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.

                  SECTION 10.12. Consent of Holders of Senior Indebtedness. The provisions of this Article (including the definitions contained in this Article and references to this Article contained in this Indenture) shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness of the Company, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                  SECTION 10.13. Contractual Subordination. This Article 10 represents a bona fide agreement of contractual subordination pursuant to
Section 510(b) of the United States Bankruptcy Code.

                                   ARTICLE 11

                              SUBSIDIARY GUARANTIES

                  SECTION 11.1. Guaranties. Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article 11 notwithstanding any extension or renewal of any Guaranteed Obligation.

                  Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) any change in the ownership of such Subsidiary Guarantor.

                  Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

                  Each Subsidiary Guaranty is, to the extent and in the manner set forth in Article 12, subordinated and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Subsidiary Guarantor giving such Subsidiary Guaranty and each Subsidiary Guaranty is made subject to such provisions of this Indenture.

                  Except as expressly set forth in Sections 8.2, 11.2 and 11.6, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

                  Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of, premium, if any, or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

                  Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in Article 12. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article 6 for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in
Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

                  Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                  SECTION 11.2. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. To effectuate the foregoing intention, the obligations of each Subsidiary Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guaranty or pursuant to its contribution obligations hereunder, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guaranty shall be entitled to a contribution from each other Subsidiary Guarantor in an amount based on the consolidated net worth of each Subsidiary Guarantor.

                  SECTION 11.3. Successors and Assigns. This Article 11 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 11.4. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 11 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 11 at law, in equity, by statute or otherwise.

                  SECTION 11.5. Modification. No modification, amendment or waiver of any provision of this Article 11, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                  SECTION 11.6. Release of Subsidiary Guarantor. A Subsidiary Guarantor may, by execution and delivery to the Trustee of a supplemental indenture satisfactory to the Trustee, be released from its Guarantee upon the sale of all of its Capital Stock, or all or substantially all of the assets of the applicable Subsidiary Guarantor, to any Person that is not a Subsidiary of the Company, if such sale is made in compliance with this Indenture.

                  SECTION 11.7. Execution of Supplemental Indenture for Future Subsidiary Guarantors. Each Subsidiary which is required to become a Subsidiary Guarantor pursuant to Section 4.14 shall, and the Company shall cause each such Subsidiary to, promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit F hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article 11 and shall guarantee the Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Subsidiary Guaranty of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.

                                   ARTICLE 12

                     SUBORDINATION OF SUBSIDIARY GUARANTIES

                  SECTION 12.1. Agreement To Subordinate. Notwithstanding any other provision to the contrary in this Indenture, each Subsidiary Guarantor covenants and agrees, and each Holder by accepting a Security covenants and agrees, that all payments by such Subsidiary Guarantor in respect of its Subsidiary Guarantee are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter incurred, including all Obligations of the Company and such Subsidiary Guarantor under the Senior Credit Facility. The subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

                  Each Holder authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate, in the sole discretion of the Trustee, to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness of each subsidiary Guarantor as provided in this Article and appoints the Trustee as such Holder's attorney-in-fact for any and all such proposes, including, in the event of any voluntary or involuntary liquidation or dissolution of a Subsidiary Guarantor, whether total or partial, or in a bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshalling of assets or similar proceeding relating to a Subsidiary Guarantor or its property, the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in said proceeding and cause said claim to be approved. If the Trustee does not file a property claim or proof to debt in the form required in such proceeding prior to 20 days before the expiration of the time to exile such claim or claims, then the Representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders; provided, however, that any such claim filed by such Representative shall be superseded by the claim, if any, subsequently filed by the Trustee.

                  Each Holder by accepting a Security acknowledges and agrees that the subordination provisions set forth in this Article are, and are intended to be, an inducement and consideration to each holder of Senior Indebtedness of each Subsidiary Guarantor, whether such Senior Indebtedness was created before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

                  SECTION 12.2. Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution of the assets of any Subsidiary Guarantor of any kind or character, whether in cash, property or securities, to creditors upon a total or partial liquidation or dissolution or reorganization or similar proceeding relating to such Subsidiary Guarantor or its property or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding:

         (a) the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive payment in full in cash of such Senior Indebtedness before Holders are entitled to receive any payment; and

         (b) until the Senior Indebtedness of such Subsidiary Guarantor is paid in full, any payment or distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Indebtedness of such Subsidiary Guarantor, as their interests may appear.

                  Upon any payment or distribution referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such proceedings are pending for the purpose of ascertaining the identity of Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article, and the Trustee and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person (including any Representative of holders of Senior Indebtedness of such Subsidiary Guarantor) making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the identity of Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person (at the expense of the Holders) to furnish evidence to the reasonable satisfaction of the Trustee, acting in good faith, as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to the other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

                  The consolidation or merger of a Subsidiary Guarantor with or into any Person, or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of such Subsidiary Guarantor's assets to any Person, in compliance with the terms and conditions set forth in Sections
5.1 and 5.2, shall not be deemed to be a liquidation, dissolution or reorganization or similar proceeding relating to such Subsidiary Guarantor for purposes of this Section.

                  SECTION 12.3. Default on Senior Indebtedness.

         (a) If any Senior Indebtedness of a Subsidiary Guarantor is not paid when due, such Subsidiary Guarantor may not pay the Subordinated Debt unless the default shall have been cured or waived or such Senior Indebtedness has been paid in full.

         (b) If any default on any Senior Indebtedness of a Subsidiary Guarantor (other than as set forth in Section 12.3(a)) occurs and such Senior Indebtedness is accelerated in accordance with its terms, such Subsidiary Guarantor may not pay the Subordinated Debt unless the default shall have been cured or waived and any such acceleration has been rescinded or such Senior Indebtedness has been paid in full in cash.

                  (c) Notwithstanding Sections 12.3(a) and (b), the Subsidiary Guarantors may pay the Subordinated Debt without regard to the foregoing if the Subsidiary Guarantors and the Trustee receive written notice approving such payment from the Representative of the Senior Indebtedness with respect to which either of the events set forth in Sections 12.3(a) and (b) has occurred and is continuing. During the continuance of any default (other than a default described in Sections 12.3(a) and (b)) with respect to any Senior Indebtedness of a Subsidiary Guarantor pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Subsidiary Guarantors may not pay the Subordinated Debt for the Payment Blockage Period commencing upon the receipt by the Trustee (with a copy to the Subsidiary Guarantors) of a Blockage Notice from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 180 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Subsidiary Guarantor from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice has been waived in writing or (iii) because such Designated Senior Indebtedness has been repaid in full in cash). Notwithstanding the provisions described in the immediately preceding sentence, unless the holders of such Designated Senior Indebtedness or the Representative of such holders has accelerated the maturity of such Designated Senior Indebtedness, the Subsidiary Guarantor may resume payments on the Securities after the end of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of such nonpayment defaults with respect to Designated Senior Indebtedness during such period.

                  (d) Each Subsidiary Guarantor covenants that it will, upon request of the Trustee, deliver an Officers' Certificate (with copies thereof to the Representative of each class of Senior

Indebtedness of such Subsidiary Guarantor) showing in reasonable detail the Senior Indebtedness outstanding as of the date of such Officers' Certificate and the Representative of each class of such Senior Indebtedness. The Trustee may conclusively rely thereon except to the extent that it shall have received, from the Representative of any class of such Senior Indebtedness, notice in writing controverting any of the statements made therein. Not less than 10 days prior to making any distribution in respect of Senior Indebtedness pursuant to this Section, the Trustee shall deliver to each Representative of any class of such Senior Indebtedness copies of the most recent Officers' Certificate filed with it by such Subsidiary Guarantor pursuant to this subsection (d).

                  (e) In the event that the Securities are declared due and payable before their Stated Maturity in accordance with Article 6, then and in such event the holders of Senior Indebtedness of any Subsidiary Guarantor outstanding at the time the Securities so become due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not an Event of Default has occurred thereunder or the Senior Indebtedness of such Subsidiary Guarantor is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before the Holders shall be entitled to receive any Security Payment.

                  SECTION 12.4. Payments of Subordinated Debt Permitted if No Default. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent a Subsidiary Guarantor or any Person acting on behalf of a Subsidiary Guarantor, at any time except as otherwise provided in
Section 12.2 or 12.3, from paying the Subordinated Debt.

                  SECTION 12.5. When Subordinated Debt Must Be Paid Over. In the event that any payment is made on the Subordinated Debt to the Trustee or the Holders that, because of this Article, should not have been so made or may not be paid over to the Holders, such payment shall be held by the Trustee or the Holders who receive such payment, as the case may be, for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness of the Subsidiary Guarantors remaining unpaid or their Representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash or in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  SECTION 12.6. Notices by a Subsidiary Guarantor. Each Subsidiary Guarantor shall promptly notify the Trustee, each Paying Agent and the Representative of any facts known to such Subsidiary Guarantor that would cause a payment on the Subordinated Debt to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of any Subsidiary Guarantee to holders of Senior Indebtedness of such Subsidiary Guarantor. Without limiting the foregoing, if payment of the Securities is accelerated because of an Event of Default, the Subsidiary Guarantors shall promptly notify the Representative of the acceleration.

                  SECTION 12.7. Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness of the respective Subsidiary Guarantors to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise should have been made to Holders is not, as between a Subsidiary Guarantor and the Holders, payment by such Subsidiary Guarantor on Senior Indebtedness.

                  SECTION 12.8. Relative Rights. This Article defines the relative rights of Holders and holders of Senior Indebtedness of the Subsidiary Guarantors. Nothing in this Indenture shall:

                  (a) impair, as between a Subsidiary Guarantor and the Holders, the obligation of a Subsidiary Guarantor, which is absolute and unconditional, to make any payment in accordance with the terms of its Subsidiary Guaranty;

                  (b) affect the relative rights of Holders and creditors of a Subsidiary Guarantor other than holders of Senior Indebtedness of such Subsidiary Guarantor; or

                  (c) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Holders.

                  If a Subsidiary Guarantor fails because of this Article to pay the principal of (or premium, if any) or interest on a Security on the due date or upon the acceleration thereof, the failure is still a Default or Event of Default.

                  SECTION 12.9. Subordination May Not Be Impaired by the Subsidiary Guarantor. No right of any holder of Senior Indebtedness to enforce the subordination of the Obligation of a Subsidiary Guarantor pursuant to its Subsidiary Guaranty shall be impaired by (a) any act or failure to act by such Subsidiary Guarantor or by its failure to comply with this Indenture, (b) any release of any collateral or any guarantor or any Person or such Subsidiary Guarantor's obligations under Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of any Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against such Subsidiary Guarantor. The terms of the subordination provisions contained in this Article 12 will not apply to payments from money or the proceeds of U.S. Government Obligations held in trust by the Trustee for the payment of principal of and interest on the Securities pursuant to and in accordance with the provisions described in Article 8.

                  SECTION 12.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).



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                                       79



                  SECTION 12.11. Rights of Trustee and Paying Agent. The Trustee or any Paying Agent may continue to make payments in respect of the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payment unless, not less than three Business Days prior to the date of any such payment, a Responsible Officer of the Trustee receives written notice reasonably satisfactory to it that payments in respect of the Securities may not be made under this Article. Only a Subsidiary Guarantor, a Representative (satisfactorily identified to the Trustee) or a holder of a class of Senior Indebtedness that has no Representative (satisfactorily identified to the Trustee) may give the notice. Prior to the receipt of such notice, the Trustee and any Paying Agent shall be entitled in all respects to assume that no such facts exist. In any case, the Trustee shall have no responsibility to the holders of Senior Indebtedness for payments made to Holders by a Subsidiary Guarantor or any Paying Agent unless such payments are made at the direction of the Trustee after receipt of such notice referred to above.

                  Neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any holders of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 12 or otherwise.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee.

                  This Section is solely for the benefit of the Trustee and any Paying Agents and shall not limit the obligations of the Holders under Section 12.5.

                  SECTION 12.12. Consent of Holders of Senior Indebtedness. The provisions of this Article (including the definitions contained in this Article and references to this Article contained in this Indenture) shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness of the Subsidiary Guarantors, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the Agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                  SECTION 12.13. Contractual Subordination. This Article represents a bona fide agreement of contractual subordination pursuant to
Section 510(b) of the United States Bankruptcy Code.

                                   ARTICLE 13

                                  MISCELLANEOUS

                  SECTION 13.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If this Indenture excludes any provision of the TIA that is required to be included, such provision shall be deemed included herein.

                  SECTION 13.2. Notices. Any notice or communication shall be in writing and delivered in person, by overnight courier or facsimile (if to the Company, with receipt confirmed by an Officer) or mailed by first-class mail addressed as follows:

                  If to the Company or any Subsidiary Guarantor:

                  Oxford Automotive, Inc.
                  1250 Stephenson Highway
                  Troy, MI  48083
                  Attention:  Donald C. Campion

                  With copies to:

                  Dykema Gossett
                  1577 North Woodward Avenue
                  Suite 300
                  Bloomfield Hills, MI  48304
                  Attention:  Rex E. Schlaybaugh, Jr., Esq.

                  If to the Trustee:

                  U.S. Bank Trust National Association
                  One Illinois Center
                  111 East Wacker Drive, Suite 3000
                  Chicago, IL  60601
                  Attention:  Corporate Trust Trustee Administration

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed or sent by overnight courier or facsimile to a Securityholder shall be sent to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so sent within the time prescribed.

                  Failure to send a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is sent in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

                  SECTION 13.3. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 13.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee to the extent required by the TIA or this Indenture:

                  (1) an Officers' Certificate (which in connection with the original issuance of the Securities need only be executed by one Officer for the Company) in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 13.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; provided, that an Opinion of Counsel can rely as to matters of fact on an Officers' Certificate or a certificate of a public official.

                  SECTION 13.6. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

                  SECTION 13.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Trustee shall provide the Company reasonable notice of such rules. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 13.8. Legal Holidays. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

                  SECTION 13.9. Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

                  SECTION 13.10. No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any of the Securities or because of the creation of any Indebtedness represented hereby and thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of the Company or any Successor Person thereof. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of the Securities.

                  SECTION 13.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind the Company's successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 13.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 13.13. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 13.14. Severability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                        THE COMPANY:
                                        OXFORD AUTOMOTIVE, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        SUBSIDIARY GUARANTORS:
                                        BMG NORTH AMERICA LIMITED


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        LOBDELL EMERY CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        WINCHESTER FABRICATION CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        CREATIVE FABRICATION CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        PARALLEL GROUP INTERNATIONAL, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        CONCEPT MANAGEMENT CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        LEWIS EMERY CAPITAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        LASERWELD INTERNATIONAL, L.L.C.
                                        By: Lobdell Emery Corporation,
                                            Sole Member


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        BMG HOLDINGS INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        OXFORD SUSPENSION, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RPI, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        PRUDENVILLE MANUFACTURING, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        OXFORD SUSPENSION LTD.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RPI HOLDINGS, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        HOWELL INDUSTRIES, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        TRUSTEE:
                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                                FACE OF SECURITY


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF
RULE 903(c)(3) OF REGULATION S

UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE,
(4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OR RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,

PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.14 OF THE INDENTURE.

No.
                                        $

              10 1/8% Senior Subordinated Notes Due 2007, Series C

                                                               CUSIP No.

     OXFORD AUTOMOTIVE, INC., a Michigan corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of ______________ Dollars on June 15, 2007.

     Interest Payment Dates: June 15 and December 15.

     Record Dates: June 1 and December 1.

     Additional provisions of this Security are set forth on the reverse side of this Security.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                        OXFORD AUTOMOTIVE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Dated:



TRUSTEE'S CERTIFICATE OF
AUTHENTICATION


U.S. Bank Trust National Association, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

                                        By: U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Trustee


                                            ------------------------------------
                                             Authorized Signatory

Date of Authentication:

                               REVERSE OF SECURITY

             10 1/8% SENIOR SUBORDINATED SECURITY DUE 2007, SERIES C


1.   Interest

     OXFORD AUTOMOTIVE, INC., a Michigan corporation (such entity, and its successors and assigns under the Indenture hereinafter referred to, and each other entity which is required to become the Company pursuant to the Indenture, and its successors and assigns under the Indenture, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 1998. Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from, December 8, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at 1% per annum in excess of the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.   Method of Payment

     The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the record date immediately preceding the interest payment date even if Securities are canceled on registration of transfer or registration of exchange (including pursuant to an Exchange Offer (as defined in the applicable Registration Agreement)) after the record date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder's registered address.

3.   Paying Agent and Registrar

     Initially, U.S. Bank Trust National Association, a national banking association ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar, co-Registrar or transfer agent.

4.   Indenture

     The Company issued the Securities under an Indenture dated as of December 1, 1998 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. This Security is one of a duly authorized issue of Initial Securities of the Company designated as its 10 1/8% Senior Subordinated Notes due 2007, Series C (the "Initial Securities"). The Securities include the Initial Securities and the Exchange Securities. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. Any conflict between this Security and the Indenture will be governed by the Indenture.

     The Securities are unsecured senior subordinated obligations of the Company limited to $250,000,000 aggregate principal amount (subject to Section 2.7 of the Indenture); provided, however, that (i) no more than $90,000,000 in aggregate principal amount of Exchange Securities may be authenticated in exchange for up to $90,000,000 of aggregate principal amount of Initial Securities, and no more than (ii) $160,000,000 in Exchange Securities shall be reserved and may be authenticated in exchange for up to $160,000,000 of the Series A/B Securities. The Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the existence of liens, the payment of dividends on, and redemption of, the Capital Stock of the Company and its Subsidiaries, restricted payments, the sale or transfer of assets and Subsidiary stock, the issuance or sale of Capital Stock of Restricted Subsidiaries, the investments of the Company and its Restricted Subsidiaries, consolidations, mergers and transfers of all or substantially all the assets of the Company, and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and certain of its Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

     To guarantee the due and punctual payment of the principal, premium and interest, if any, on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have unconditionally guaranteed the Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.   Optional Redemption

     Except as set forth in the next paragraph, the Securities may not be redeemed at the option of the Company prior to June 15, 2002. Thereafter, the Securities will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) if redeemed during the 12-month period commencing on June 15 of the years set forth below:

               Period                                     Percentage
               ------                                     ----------
               2002                                       105.063%
               2003                                       103.375%
               2004                                       101.688%
               2005 and thereafter                        100.000%

     In addition, at any time and from time to time prior to June 15, 2000, the Company may redeem in the aggregate up to 35% of the original principal amount of the Securities with the proceeds of one or more Public Equity Offerings following which there is a Public Market, at a redemption price (expressed as a percentage of principal amount) of 110.125% plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Securities must remain outstanding after each such redemption.

6.   Notice of Redemption

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption. If a notice or communication is sent in the manner provided in the Indenture, it is duly given, whether or not the addressee receives it. Failure to send a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     In addition, in the event of certain Asset Dispositions, the Company may be required to make an offer to purchase Securities at a purchase price of 100% of their principal amount plus accrued interest to the date of purchase (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.

7.   Change of Control

     Upon a Change of Control, each Holder of Securities will have the right to require the Company to repurchase all or any part of the Securities of such Holder at a repurchase price in cash equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.   The Registration Agreement

     The holder of this Security is entitled to the benefits of a Registration Agreement, dated as of December 8, 1998, among the Company, the Subsidiary Guarantors and the Initial Purchasers named therein (as such may be amended from time to time, the "Registration Agreement"). Capitalized terms used in this subsection but not defined herein have the meanings assigned to them in the Registration Agreement.

     In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission within 120 days after the Closing Date, (ii) the Exchange Offer Registration Statement has not been declared effective within 180 days after the Closing Date, (iii) neither the Registered Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective within 210 days after the Closing Date, or (iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions) in connection with resales of the Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement (each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), interest ("Special Interest") will accrue on this Security (in addition to the interest described above) from and including the date on which any Registration Default shall occur but excluding the date on which all Registration Defaults have been cured. Special Interest shall accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall Special Interest accrue at a rate in excess of 1.00% per annum.

9.   Subordination

     The Securities are subordinated to Senior Indebtedness of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. In addition, each Subsidiary Guaranty is subordinated to Senior Indebtedness of the relevant Subsidiary Guarantor, as defined in the Indenture. The Company and each Subsidiary Guarantor agrees, and each Holder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10.  Denominations; Transfer; Exchange

     The Securities are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture, including any transfer tax or other similar governmental charge payable in connection therewith. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners

     The registered Holder of this Security may be treated as the owner of it for all purposes.

12.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.  Amendment, Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any past default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, to comply with Article 5 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to add guarantees with respect to the Securities, to secure the Securities, to add additional covenants or surrender rights and powers conferred on the Company, to make any change that does not adversely affect the rights of any Securityholder or to comply with any request of the SEC in connection with qualifying the Indenture under the TIA.

15.  Defaults and Remedies

     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on any Security when due at its Stated Maturity, upon redemption pursuant to paragraphs 5 or 6 above, upon required repurchase, upon acceleration or otherwise, (iii) failure by the Company to comply with
Article 5 of the Indenture; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) failure by the Company or any Significant Subsidiary to pay any Indebtedness within any applicable grace period after final maturity or acceleration by the Holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $5.0 million; (v) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary; and (vi) the rendering of any judgments or decrees for the payment of money in excess of $5.0 million.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities then outstanding may declare all the Securities to be due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

16.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or any of its Affiliates and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others

     No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in any of the Securities or because of the creation of any Indebtedness represented hereby and thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of the Company, a Subsidiary Guarantor or any Successor Person thereof. Each Holder, by accepting a Security, waives and releases all such liability.

18.  Guarantees

     This Security will be entitled to the benefits of certain Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Subsidiary Guarantors, the Trustee and the Holders.

19.  Governing Law

     The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

20.  Authentication

     This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

21.  Abbreviations

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

22.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made as follows:

     If to the Company:

     Oxford Automotive, Inc.
     1250 Stephenson Highway
     Troy, Michigan  48083
     Attention:  Secretary

     If to the Trustee:

     U.S. Bank Trust National Association
     One Illinois Center
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois  60601
     Attention: Corporate Trust Trustee Administration

                                ASSIGNMENT FORM

     To assign this Security, fill in the form below:

     I or we assign and transfer this Security to

_____________________________________________________________________________
              (Print or type assignee's name, address and zip code)


_____________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:                               Your Signature:
     -----------                                    ----------------------------
                                    Sign exactly as your name appears on the other side of this Security.


                                    Signature Guarantee:
                                                         -----------------------
                                          (Signature must be guaranteed)

     In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) [ ], the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [Check One]

(1)__ to the Company or a subsidiary thereof; or

(2)__ pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3)__ to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)__ outside the United states to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5)__ pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6)__ pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(7)__ pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     / / The transferee is an Affiliate of the Company.

     Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4),
(5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

     If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.14 of the Indenture shall have been satisfied.



Date:                           Signed:
     -----------                        ---------------------------------------
                                        Sign exactly as your name appears on the other side of this Security.


Signature Guarantee:
                    ------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------            ----------------------------------------------
                                  NOTICE: To be executed by an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Company pursuant to Section 4.6 or 4.8 of the Indenture, check the box: / /

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.6 or 4.8 of the Indenture, state the amount: $

Date:                Your Signature:
     -----------                    --------------------------------------------
                     (Sign exactly as your name appears on the other side of the Security)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Signature must be guaranteed)

                                                                       EXHIBIT B

                                FACE OF SECURITY

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.14 OF THE INDENTURE.

No.

                                       $

              10 1/8% Senior Subordinated Notes Due 2007, Series D

                                    CUSIP No.

     OXFORD AUTOMOTIVE, INC., a Michigan corporation, promises to pay to Cede &
Co., or registered assigns, the principal sum of [      ] Dollars on June 15,
2007.

     Interest Payment Dates: June 15 and December 15.

     Record Dates: June 1 and December 1.

     Additional provisions of this Security are set forth on the reverse side of this Security.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                        OXFORD AUTOMOTIVE, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
Dated:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

U.S. Bank Trust National Association, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

                                        By: U.S. BANK TRUST NATIONAL
                                        ASSOCIATION, as Trustee


                                        ----------------------------------------
                                        Authorized Signatory

Date of Authentication:

                               REVERSE OF SECURITY

               10 1/8% SENIOR SUBORDINATED NOTE DUE 2007, SERIES D


1.   Interest

     OXFORD AUTOMOTIVE, INC., a Michigan corporation (such entity, and its successors and assigns under the Indenture hereinafter referred to, and each other entity which is required to become the Company pursuant to the Indenture, and its successors and assigns under the Indenture, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 1998. Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from, December 8, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at 1% per annum in excess of the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.   Method of Payment

     The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the record date immediately preceding the interest payment date even if Securities are canceled on registration of transfer or registration of exchange (including pursuant to an Exchange Offer (as defined in the applicable Registration Agreement)) after the record date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder's registered address.

3.   Paying Agent and Registrar

     Initially, U.S. Bank Trust National Association, a national banking association ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar, co-Registrar or transfer agent.

4.   Indenture

     The Company issued the Securities under an Indenture dated as of December 1, 1998 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. This Security is one of a duly authorized issue of unrestricted Securities of the Company designated as its 10 1/8% Senior Subordinated Notes due 2007, Series D (the "Unrestricted Securities"). The Securities include the Initial Securities and the Exchange Securities. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. Any conflict between this Security and the Indenture will be governed by the Indenture.

     The Securities are unsecured senior subordinated obligations of the Company limited to $250,000,000 aggregate principal amount (subject to Section 2.7 of the Indenture), provided, however, that no more than $90,000,000 in aggregate principal amount of Exchange Securities may be authenticated in exchange for up to $90,000,000 in aggregate principal amount of Initial Securities, and no more than (ii) $160,000,000 in Exchange Securities shall be reserved and may be authenticated in exchange for up to $160,000,000 of the Series A/B Securities. The Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the existence of liens, the payment of dividends on, and redemption of, the Capital Stock of the Company and its Subsidiaries, restricted payments, the sale or transfer of assets and Subsidiary stock, the issuance or sale of Capital Stock of Restricted Subsidiaries, the investments of the Company and its Restricted Subsidiaries, consolidations, mergers and transfers of all or substantially all the assets of the Company, and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and certain of its Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

     To guarantee the due and punctual payment of the principal, premium and interest, if any, on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have unconditionally guaranteed the Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.   Optional Redemption

     Except as set forth in the next paragraph, the Securities may not be redeemed prior to June 15, 2002. Thereafter, the Securities will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) if redeemed during the 12-month period commencing on June 15 of the years set forth below:

               Period                                     Percentage
               ------                                     ----------
               2002                                       105.063%
               2003                                       103.375%
               2004                                       101.688%
               2005 and thereafter                        100.000%

     In addition, at any time and from time to time prior to June 15, 2000, the Company may redeem in the aggregate up to 35% of the original principal amount of the Securities with the proceeds of one or more Public Equity Offerings following which there is a Public Market, at a redemption price (expressed as a percentage of principal amount) of 110.125% plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Securities must remain outstanding after each such redemption.

6.   Notice of Redemption

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption. If a notice or communication is sent in the manner provided in the Indenture, it is duly given, whether or not the addressee receives it. Failure to send a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     In addition, in the event of certain Asset Dispositions, the Company may be required to make an offer to purchase Securities at a purchase price of 100% of their principal amount plus accrued interest to the date of purchase (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.

7.   Change of Control

     Upon a Change of Control, each Holder of Securities will have the right to require the Company to repurchase all or any part of the Securities of such Holder at a repurchase price in cash equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.   Subordination

     The Securities are subordinated to Senior Indebtedness of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. In addition, each Subsidiary Guaranty is subordinated to Senior Indebtedness of the relevant Subsidiary Guarantor, as defined in the Indenture. The Company and each Subsidiary Guarantor agrees, and each Holder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.   Denominations; Transfer; Exchange

     The Securities are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture, including any transfer tax or other similar governmental charge payable in connection therewith. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10.  Persons Deemed Owners

     The registered Holder of this Security may be treated as the owner of it for all purposes.

11.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  Discharge and Defeasance

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.     Amendment, Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any past default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, to comply with Article 5 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to add guarantees with respect to the Securities, to secure the Securities, to add additional covenants or surrender rights and powers conferred on the Company, to make any change that does not adversely affect the rights of any Securityholder or to comply with any request of the SEC in connection with qualifying the Indenture under the TIA.

     14.  Defaults and Remedies

     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on any Security when due at its Stated Maturity, upon redemption pursuant to paragraphs 5 or 6 above, upon required repurchase, upon acceleration or otherwise, (iii) failure by the Company to comply with Article 5 of the Indenture; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) failure by the Company or any Significant Subsidiary to pay any Indebtedness within any applicable grace period after final maturity or acceleration by the Holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $5.0 million; (v) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary; and (vi) the rendering of any judgments or decrees for the payment of money in excess of $5.0 million.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities then outstanding may declare all the Securities to be due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

15.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or any of its Affiliates and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee.

16.  No Recourse Against Others

     No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in any of the Securities or because of the creation of any Indebtedness represented hereby and thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of the Company, a Subsidiary Guarantor or any Successor Person thereof. Each Holder, by accepting a Security, waives and releases all such liability.

17.  Guarantees

     This Security will be entitled to the benefits of certain Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Subsidiary Guarantors, the Trustee and the Holders.

18.  Governing Law

     The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

19.  Authentication

     This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

20.  Abbreviations

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

21.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform
Security

Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made as follows:

     If to the Company:

     Oxford Automotive, Inc.
     1250 Stephenson Highway
     Troy, Michigan  48083
     Attention:  Secretary

     If to the Trustee:

     U.S. Bank Trust National Association
     One Illinois Center
     111 East Wacker Drive, Suite 3000
     Chicago, IL  60601
     Attention: Corporate Trust Trustee Administration

                                 ASSIGNMENT FORM

     To assign this Security, fill in the form below:

     I or we assign and transfer this Security to

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:                            Your Signature:
    ------------                                --------------------------------
                                        Sign exactly as your name appears on the other side of this Security.

                                 Signature Guarantee:
                                                     ---------------------------
                                         (Signature must be guaranteed)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Company pursuant to Section 4.6 or 4.8 of the Indenture, check the box: / /

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.6 or 4.8 of the Indenture, state the amount: $

Date:                   Your Signature:  _______________________________________
                            (Sign exactly as your name appears on the other side of the Security)


Signature Guarantee:
                    ------------------------------------------------------------
                    (Signature must be guaranteed)

                                                                       EXHIBIT C

                            Form of Certificate To Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors
                                                           [           ], [    ]
[                     ]
[                     ]
[                     ]

Ladies and Gentlemen:

     In connection with our proposed purchase of 10 1/8% Senior Subordinated Notes due 2007 (the "Securities") of Oxford Automotive, Inc., a Michigan corporation (the "Company"), we confirm that:

     1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated December 1, 1998, relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notice to Investors" of such Offering Memorandum.

     2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (the "Indenture") as described in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act"), and all applicable State securities laws.

     3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (i) to the Company or any subsidiary thereof, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee), (iv) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act to non-U.S. persons, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

     4. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Company, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Name of Transferee]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT D

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                                                           [           ], [    ]
[                     ]
[                     ]
[                     ]

Ladies and Gentlemen:

     In connection with our proposed sale of $[ ] aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

     (1) the offer of the Securities was not made to a person in the United States;

     (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

     You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferor]

                                        By:
                                           -------------------------------------
                                           Authorized Signature

                                                                      EXHIBIT E

                                    GUARANTEE


     For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Security the cash payments in United States dollars of principal of, premium, if any, and interest on this Security (and including Additional Interest payable thereon) in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Eleven of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of December 1, 1998, among Oxford Automotive, Inc., a Michigan corporation, as issuer (the "Company"), each of the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as trustee (the "Trustee"), as amended or supplemented (the "Indenture").

     The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

     THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. Each Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

     This Guarantee is subject to release upon the terms set forth in the Indenture.

     IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.


                                        BMG NORTH AMERICA LIMITED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LOBDELL EMERY CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WINCHESTER FABRICATION CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        CREATIVE FABRICATION CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        PARALLEL GROUP INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CONCEPT MANAGEMENT CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEWIS EMERY CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LASERWELD INTERNATIONAL, L.L.C.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BMG HOLDINGS INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        OXFORD SUSPENSION, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                            RPI, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        PRUDENVILLE MANUFACTURING, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        RPI HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        HOWELL INDUSTRIES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        OXFORD SUSPENSION LTD.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT F

                         FORM OF SUPPLEMENTAL INDENTURE


     SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _______________, among [Subsidiary Guarantors] (the "New Subsidiary Guarantor"), a subsidiary of Oxford Automotive, Inc. (or its successor), a Michigan corporation (the "Company"), OXFORD AUTOMOTIVE, INC., the Subsidiary Guarantors (the "Existing Subsidiary Guarantors") under the Indenture referred to below, and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H :

     WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of December 1, 1998, providing for the issuance of an aggregate principal amount of up to $250,000,000 of 10 1/8% Senior Subordinated Notes due 2007 (the "Securities");

     WHEREAS Section 4.14 of the Indenture provides that under certain circumstances the Company is required to cause the New Subsidiary Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantor shall unconditionally guarantee all of the Company's obligations under the Securities pursuant to a Subsidiary Guaranty on the terms and conditions set forth herein; and

     WHEREAS pursuant to Section 9.1 of the Indenture, the Trustee, the Company and Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor, the Company, the Existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

     1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2. Agreement to Guarantee. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Subsidiary Guarantor shall be a Subsidiary Guarantor for all purposes under the Indenture and the Securities.

     3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

     4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                        [NEW SUBSIDIARY GUARANTOR]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        OXFORD AUTOMOTIVE, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        [SUBSIDIARY GUARANTORS]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: